Registration Nos. 033-44909

811-06520

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                     [X]

Pre-Effective Amendment No. ___            [__]
Post-Effective Amendment No. 29            [X]
and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940          [X]

Amendment No. 31         [X]

(Check appropriate box or boxes)

MANAGERS TRUST I
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(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

1-(800) 252-0682

(Registrant's Telephone Number, including area code)
Donald S. Rumery
The Managers Funds
800 Connecticut Avenue
Norwalk, CT 06854

Copy to: Philip H. Newman, P.C.
Goodwin Procter LLP
Exchange Place
Boston, MA 02109-2881

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(Name and Address of Agent for Service)

As soon as practicable after the effective date of this Registration Statement
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(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

_____ Immediately upon filing pursuant to paragraph (b)      _____ On (date) pursuant to paragraph (b)

_[X]__ 60 days after filing pursuant to paragraph (a)(1)          _____ On (date) pursuant to paragraph (a)(1)

_____ days after filing pursuant to (a)(2) of Rule 485          _____ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MANAGERS TRUST I

MANAGERS FREMONT GLOBAL FUND
MANAGERS INTERNATIONAL GROWTH FUND
MANAGERS STRUCTURED CORE FUND
MANAGERS SMALL CAP FUND
MANAGERS FREMONT MICRO-CAP FUND
MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND
MANAGERS REAL ESTATE SECURITIES FUND
MANAGERS FREMONT BOND FUND
MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND
FREMONT MONEY MARKET FUND

PROSPECTUS

January 14, 2005

Access to Excellence

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FOUNDED IN 1983, THE MANAGERS FUNDS OFFER INDIVIDUAL AND INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF SOME OF THE WORLD’S MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

      RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund or Fremont Money Market Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust I (the “Trust”) and part of The Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

It is currently contemplated that the Funds will participate in a tax-free reorganization (the “Reorganization”) of Fremont Global Fund, Fremont International Growth Fund, Fremont Structured Core Fund, Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Institutional U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund (each a “Predecessor Fremont Fund” and collectively the “Predecessor Fremont Funds”) into Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund, respectively. The Reorganization is subject to approval by the shareholders of each Predecessor Fremont Fund and is expected to become effective on or about January 14, 2005. The Funds will not commence operations until the effective date of the Reorganization.

      Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors
------------------------	--------------------	---------------------------------------------	----------------------------------
Managers Fremont Global Fund	Maximization of total return	Prudent asset allocation among stocks,
bonds (including inflation-linked bonds)
and cash (including stock and bond index
futures)

Invests in at least three countries,
including the United States

Invests in growth and value stocks of all
market capitalizations and bonds rated
investment grade with an average duration
between four and seven years
Credit Risk Currency Risk Economic Risk Foreign Securities Risk Intelligence Risk Interest Rate Risk Market Risk Political Risk Price Risk Small Capitalization Stock Risk
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Fund	Goal	Principal Strategies	Principal Risk Factors
Managers International Growth Fund	Long-term capital appreciation	Invests at least 80% of its total assets in international stocks	Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Intelligence Risk Market Risk Political Risk Price Risk
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Invests primarily in developed countries, but may invest to some extent in emerging markets
Seeks investments in companies of any size with the potential for long-term growth of earnings and/or cash flow as well as companies of any size expected to exhibit rapid growth over shorter periods
As of September 30, 2004, the median market capitalization of the Predecessor Fremont Fund's investments ranged from $1.2 billion to over $34.1 billion
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Managers Structured Core Fund	Long-term capital appreciation	Invests principally in the stocks of large U.S. companies	Intelligence Risk Market Risk Price Risk
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Normally invests at least 65% of its total assets in large cap stocks
Seeks investments in companies with superior growth prospects that are also good values
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Managers Small Cap Fund	Long-term capital appreciation	Invests principally in common and preferred
stocks of U.S. small cap companies; "small
cap companies" generally have market
capitalizations of between $50 million and
		$1.5 billion at the time of initial purchase	Intelligence Risk Liquidity Risk Market Risk Price Risk Small Capitalization Stock Risk
------------------------	--------------------	---------------------------------------------	----------------------------------
Invests at least 80% of its total assets in the stocks of U.S. small cap companies
Seeks investments in growing companies that are selling reasonable valuations that management believes have the potential to appreciate in price by 25-50% within the next 12-18 months
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Fund	Goal	Principal Strategies	Principal Risk Factors
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Managers Fremont Institutional Micro-Cap Fund	Long-term capital appreciation	Invests at least 80% of its total assets in U.S. micro-cap stocks	Intelligence Risk Liquidity Risk Market Risk Micro-Capitalization Stock Risk Price Risk
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Seeks investments in small, relatively unknown companies that exhibit the potential to become much larger and more successful

Managers Fremont Micro-Cap Fund	Long-term capital appreciation	Invests principally in stocks of U.S.
micro-cap companies; "micro-cap companies"
have market capitalizations that, at the
time of initial purchase, place them among
the smallest 5% of companies on U.S.
		exchanges or in the over-the-counter market	Intelligence Risk Liquidity Risk Market Risk Micro-Capitalization Stock Risk Price Risk
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Invests at least 80% of its total assets in U.S. micro-cap stocks
Seeks investments in small, relatively unknown companies that exhibit the potential to become much larger and more successful

Managers Real Estate Securities Fund	Combination of income and long-term capital appreciation	Invests in stocks of companies principally
engaged (derive at least 50% of their
revenue or have at least 50% of their
assets) in the real estate industry,
including Real Estate Investment Trusts
		(REITs)	Economic Risk Intelligence Risk Interest Rate Risk Market Risk Non-Diversified Fund Risk Real Estate Industry Risk
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Invests at least 80% of its total assets in companies principally engaged in the real estate industry, including REITs
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Managers Fremont Bond Fund	Maximize total return consistent with the preservation of capital	Invests principally in debt instruments such as corporate, mortgage-backed, international and government bonds	Credit Risk Derivatives Risk Intelligence Risk Interest Rate Risk Foreign Securities Risk Prepayment Risk
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Invests at least 80% of its total assets in debt instruments
May also invest in derivatives such as options, futures, contracts or swap agreements
Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard & Poor's, or those of comparable quality
Fund	Goal	Principal Strategies	Principal Risk Factors
Managers California Intermediate Tax-Free Fund	Income free from both Federal income taxes and California state income taxes, including alternative minimum tax	Invests principally in intermediate-term California municipal bonds	Credit Risk Intelligence Risk Interest Rate Risk Market Risk Non-Diversified Fund Risk Reinvestment Risk State Concentration Risk
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Invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including alternative minimum tax
Invests in securities that have a quality rating comparable to the four highest ratings categories or Moody's or Standard and Poor's
Invests in intermediate-term securities the dollar-weighted average maturity of which is normally 3-10 years
Designed for investors who are California residents
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Fund	Goal	Principal Strategies	Principal Risk Factors
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Fremont Money Market Fund	Maximize current income consistent with preservation of capital and liquidity	Invests principally in high quality
short-term money market instruments with
maturities of 397 days or less and which
are rated in the top rating category by at
least two nationally recognized statistical
rating organizations
Current Income Risk Inflation Risk

Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk	The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Currency Risk	The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Current Income Risk	A short-term interest rate target is set by the Federal Reserve Bank Open Market Committee. As the Federal Reserve Bank Open Market Committee changes its target rate in response to the business cycle, rates in the Money Market Fund will change correspondingly. It is this mechanism of changing with the short-term interest rate that allows the Money Market Fund to achieve the goal of maintaining principal value.

Derivatives Risk	Derivatives risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating the recognition of gain.

Economic Risk	The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk	Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign Securities Risk	Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Inflation Risk	Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Intelligence Risk	Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate Risk	Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk	This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk	Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Micro-Capitalization Stock Risk	Micro-capitalization companies are companies that have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies on U.S. exchanges or in the over-the-counter market. Such companies have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in micro-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk	A Fund which is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk	Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Prepayment Risk	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Price Risk	As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Real Estate Industry Risk	The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws which could negatively affect their value.

Reinvestment Risk	As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here	is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Small Capitalization Stock Risk	Small capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

State Concentration Risk	Funds that primarily purchase municipal bonds from California also bear investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of a Fund’s investment portfolio.

PERFORMANCE SUMMARY

[TO BE FILED BY AMENDMENT]

Because each Fund has not commenced operations, it has no performance to report.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions	None
Redemption Fee (Managers International Growth Fund)+	2%

† This 2% Redemption Fee applies only to shares of the Managers International Growth Fund redeemed within 30 days of purchase.

        Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

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                                                                                            Total
                                                                                         Annual Fund
                                                           Administration                 Operating       Fee Waiver
                            Management     Distribution    and Shareholder       Other       Expenses     and/or Expense    Net
                               Fees        (12b-1) Fees    Servicing Fees    Expenses                    Reimbursement     Expenses
------------------------- --------------- --------------- ----------------- ------------ ------------- ------------------ -----------
------------------------- --------------- --------------- ----------------- ------------ ------------- ------------------ -----------
Managers Fremont Global       0.60%           0.00%            0.25%           0.19%        1.04%             N/A            N/A
Fund
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Managers International
Growth Fund (1)               1.00%           0.00%            0.25%           0.37%        1.62%           (0.12%)         1.50%
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Managers Structured
Core Fund                     0.35%           0.00%            0.25%           0.21%        0.81%             N/A            N/A
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Managers Small Cap Fund
(1)                           1.00%           0.00%            0.25%           0.40%        1.65%           (0.05%)         1.60%
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Managers Fremont
Micro-Cap Fund (1)            1.00%           0.00%            0.25%           0.26%        1.51%             N/A            N/A
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Managers Fremont
Institutional Micro-Cap
Fund                          1.00%           0.00%            0.25%           0.08%        1.33%             N/A            N/A
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Managers Real Estate
Securities Fund (1)           0.85%           0.00%            0.25%           0.47%        1.57%           (0.07%)         1.50%
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Managers Fremont Bond
Fund (1)                      0.40%           0.00%            0.25%           0.06%        0.71%           (0.11%)         0.60%
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Managers California
Intermediate Tax-Free
Fund                          0.37%           0.00%            0.25%           0.15%        0.77%           (0.22%)         0.55%
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Fremont Money Market
Fund                          0.21%           0.00%            0.15%           0.07%        0.43%             N/A            N/A
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(1)     The Managers Funds LLC has contractually agreed, through at least March 1, 2006, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, The Managers Funds LLC may recover from the Funds fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed that Fund’s contractual expense limitation amount. More detailed information is available under the heading “Portfolio Management of the Fund” for each Fund.

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to The Managers Funds LLC, the investment manager to the Funds, a portion of which it pays to each Fund’s subadvisor(s).

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

------------------------------------------------------------ ---------- ----------- ---------- -----------
Fund                                                            1 Year     3 Years    5 Years    10 Years
------------------------------------------------------------ ---------- ----------- ---------- -----------
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Managers Fremont Global Fund                                      $106        $331       $574      $1,271
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Managers International Growth Fund                                $153        $497       $868      $1,910
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Managers Structured Core Fund                                      $83        $259       $450      $1,002
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Managers Small Cap Fund                                           $163        $515       $891      $1,950
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Managers Fremont Micro Cap Fund                                   $154        $477       $824      $1,802
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Managers Fremont Institutional Micro Cap Fund                     $135        $421       $729      $1,601
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Managers Real Estate Securities Fund                              $153        $488       $847      $1,860
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Managers Fremont Bond Fund                                         $61        $214       $382        $870
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Managers California Intermediate Tax-Free Fund                     $56        $220       $402        $930
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Fremont Money Market Fund                                          $44        $138       $241        $542
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The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUNDS

MANAGERS TRUST I

Managers Trust I is part of the Managers Funds Family of Funds comprised of different mutual funds, each having distinct investment objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the “Investment Manager” or “TMF”), located at 800 Connecticut Avenue, Norwalk, CT 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossing, MA 01965. TMF serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund’s investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. MDI receives no compensation from the Funds for its services as distributor.

More information on each Fund’s investment strategies and holdings can be found in the current Statement of Additional Information.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

MANAGERS FREMONT GLOBAL FUND

FUND FACTS

Objective: Maximization of total return

Investment Focus: U.S. and international stocks, bonds and short-term securities

Benchmark Indices: MSCI EAFE Index S&P 500 Index

Citigroup Non-U.S. Government Bond Index

Lehman Brothers Intermediate Government/Credit Bond Index

Objective

The Fund’s objective is to maximize total return.

Principal Investment Strategies

The Fund intends to meet its objective by prudent asset allocation among stocks, bonds (including inflation-linked bonds) and cash (including stock and bond index futures), and by investing in at least three countries, including the United States, under normal conditions. The Fund invests in growth and value stocks of all market capitalizations and bonds rated investment grade (Baa/BBB or better) with an average duration between four and seven years. Duration measures how bond prices change in response to interest rate changes.

To determine the allocation to each asset class, the Fund’s subadvisors:

o Develop global economic and financials forecasts.

o Examine financial market valuations to determine the most advantageous mix of stocks, bonds and cash.

Each portfolio manager selects individual securities based on intensive quantitative and fundamental analysis.

The Fund’s subadvisors will normally sell a security when it no longer represents good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

Risks

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk. Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund’s investments in bonds or bond index futures; these include: changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions. Generally, when interest rates rise, the value of a bond will fall. These factors may lower the values of individual bonds or the entire bond portfolio. Additionally, although inflation-linked bonds seek to perform well in periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

There is the risk that you may lose money on your investment.

Please refer to the description of principal risk factors of the Fund under the caption “Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds.”

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Seek an all-in-one mutual fund that invests in stocks, bonds and short-term securities from around the world.

o Seek both growth and income and are willing to accept the risks of investing in both domestic and foreign securities.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are seeking stability of principal.

o Are investing with a shorter time horizon in mind.

o Are uncomfortable with stock market risk and the risks of investing in foreign securities.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

Five subadvisors manage portions of the Fund, each with a specific investment focus. Armstrong Shaw Associates, Inc., located at 45 Grove Street, New Canaan, Connecticut 06840, manages the U.S. large-cap value portion of the portfolio. First Quadrant, L.P., located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, manages the large-cap blend portion of the portfolio. Jarislowsky, Fraser Limited, located at 1010 Rue Sherbrooke Quest, Bureau 2005, Montreal, Quebec H3A 2R7, Canada, manages international stock investments. Kern Capital Management LLC, located at 114 W. 47th Street, Suite 1926, New York, New York 10036, manages the micro-cap stock portion of the portfolio. Northstar Capital Management, Inc., located at 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410, manages the large-cap growth portion of the portfolio.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 0.60% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to each of the five subadvisors.

MANAGERS INTERNATIONAL GROWTH FUND

FUND FACTS

Objective: Long-term capital appreciation

Investment Focus: International stocks

Benchmark: MSCI EAFE Index

Objective

The Fund’s objective is to achieve long-term capital appreciation. The Fund’s objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund invests primarily in common international stocks. The Fund’s subadvisor focuses its investments on stocks of international companies of any size that possess superior growth prospects and are reasonably priced at the time of purchase. Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, the Fund’s subadvisor will invest at least 80% of the Fund’s total assets in securities of issuers based outside the U.S. The Fund tends to invest primarily in mid- to large-capitalization foreign stocks and will generally include investments in at least three countries outside the U.S. As of September 30, 2004, the median market capitalization of the companies held by the Predecessor Fremont Fund (Fremont International Growth Fund) ranged from $1.2 billion to over $34.1 billion.

The Fund’s subadvisor uses a fundamental, bottom-up stock selection process that focuses on the following four criteria:

o The company’s industry should be growing faster than the global GDP.

o The company should have sound financials, a clear business plan, and offer products or services that will allow the Fund management team to forecast earnings for three to five years.

o The company should have proven leaders with successful track records.

o The company’s stock should be selling at acceptable valuation relative to current and historical growth rates, industry growth rate, and its peer group.

The Fund’s subadvisor will normally sell a security when the company’s growth rate is threatened, current valuation levels cannot be justified by future growth, or valuation exceeds short-term prospects.

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States. Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund’s investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

Investments in securities of medium size companies involve greater risk of loss than larger companies, and their prices can change more frequently and dramatically.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are seeking to diversity into stocks based outside the U.S.

o Seek long-term growth of capital and are willing to accept the risks of investing in foreign stocks.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are seeking stability of principal.

o Are investing with a shorter time horizon in mind.

o Are uncomfortable with stock market risk and the risks of investing in foreign stocks.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by subadvisor Jarislowsky, Fraser Limited (“JFL”). JFL, founded in 1955 and located at 1010 Rue Sherbrooke Quest, Bureau 2005, Montreal, Quebec H3A 2R7, Canada, manages global assets for institutional and non-institutional clients. As of December 31, 2003, JFL managed over $33.6 billion in assets.

JFL’s Investment Strategy Committee is responsible for the portfolio management of the Fund. The Committee’s members include: Len Racioppo, CFA; Michel C. Brutti, CFA; F. Joseph Sirdevan, CFA; D.S. (Kim) Kertland; Robert MacFarland, CFA; Kim White, CFA; and Jacques Nolin. The members of the Committee have an average of 20 years of investment experience.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to JFL.

The Managers Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.50% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.50% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.50% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

MANAGERS STRUCTURED CORE FUND

FUND FACTS

Objective: Long-term capital appreciation

Investment Focus: Stocks of large U.S. companies

Benchmark: Russell 3000 Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in the stocks of large U.S. companies. As of December 31, 2003, the median market capitalization of the companies held by the Predecessor Fremont Fund (Fremont Structured Core Fund) was $52.3 billion. Normally, the Fund will invest at least 65% of its total assets in these large cap stocks.

With the help of quantitative analysis, the Fund’s subadvisor seeks “growth at a reasonable price,” meaning it looks for companies with superior growth prospects that are also good values. Their goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, the Fund’s subadvisor:

o Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

o	Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

o Aims to keep the portfolio turnover rate below the industry average over the long-term.

The Fund’s subadvisor will normally sell a security when:

o It is no longer reasonably priced,

o The market and economic environment are no longer attractive, or

o The stock substantially increases portfolio risk relative to the market.

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund’s investments and its shares may decline due to a general drop in U.S. stock prices. These changes may occur over long and short periods of time, and may cause the Fund’s shares to be worth less than they were at the time of purchase.

The Fund intends to purchase stocks for the long-term. However, sudden changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are seeking an opportunity to add a selection of large, high-quality U.S. stocks to your portfolio.

o Seek long-term growth of capital.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are seeking stability of principal.

o Are investing with a shorter time horizon in mind.

o Are uncomfortable with stock market risk.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund’s subadvisor is First Quadrant, L.P. (“First Quadrant”). First Quadrant, founded in 1998 and located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, provides asset management to corporations, endowments, foundations, high-net-worth individuals and public pension plans. As of December 31, 2003, First Quadrant, L.P. had $11 billion under management.

The portfolio is co-managed by Christopher G. Luck, CFA, Partner and Director of Equity Portfolio Management, and R. Max Darnell, Partner and Chief Investment Officer. Mr. Luck joined First Quadrant in 1995 as Director of Equity Management of its predecessor, First Quadrant Corporation. Mr. Darnell joined First Quadrant in 1991 and has served as Partner, Chief Investment Officer and portfolio manager for the firm.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant.

MANAGERS SMALL CAP FUND

FUND FACTS

Objective: Long-term capital appreciation

Investment Focus: Equity securities of U.S. small cap companies

Benchmark: Russell 2000 Growth Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in the common and preferred stocks of U.S. small capitalization companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase. Normally, the Fund will invest at least 80% of its total assets in the stocks of U.S. small capitalization companies. The Fund’s policy of investing 80% of its total assets in U.S. small capitalization companies may be changed only upon 60 days written notice to shareholders. The Fund generally focuses on growing companies that are selling at attractive valuations. The Fund’s subadvisor is committed to keeping a small cap focus for the overall portfolio, but it is not obligated to sell a security that has appreciated beyond the small capitalization range.

The Fund’s subadvisor utilizes a fundamental, bottom-up process to identify companies:

o Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages.

o That have strong, experienced management teams.

o Whose stock is selling at reasonable valuations that the Fund’s subadvisor believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months.

The Fund’s subadvisor diversifies the Fund’s portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

The Fund’s subadvisor will normally sell a security when:

o It no longer meets the Fund's investment criteria,

o They believe the company issuing the security is unable to sustain a competitive advantage,

o They anticipate a deterioration in the company's fundamentals, or

o They determine that the security is overvalued.

The Fund is designed for investors who are willing to accept the risks of investing in small company stocks. These risks include a relatively short earnings history, competitive conditions and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund’s investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are seeking an opportunity to diversify your U.S. stock portfolio by investing in small U.S. stocks.

o Seek long-term growth of capital.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are seeking stability of principal.

o Are investing with a shorter time horizon in mind.

o Are uncomfortable with stock market risk.

o Are seeking current income.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund’s subadvisor is TimesSquare Capital Management, LLC (“TimesSquare”). TimesSquare, located at Four Times Square, 25th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2003, TimesSquare managed over $43.4 billion in assets.

An indirect subsidiary of Affiliated Management Group, Inc. ("AMG"), another indirect subsidiary of which is the Managing Member of The Managers Funds LLC (the "Investment Manager"), is the Managing Member of and owns a majority interest in TimesSquare.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a Managing Director and Portfolio Manager with over 37 years of investment experience. Prior to joining TimesSquare as Managing Director and Portfolio Manager in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary Trust Company International, which she joined in 1978. Mr. Babyak is a Managing Director and Portfolio Manager of TimesSquare with over 15 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International, which he joined in 1996.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to TimesSquare.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.60% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.60% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.60% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

MANAGERS FREMONT MICRO-CAP FUND

FUND FACTS

Objective: Long-term capital appreciation

Investment Focus: Equity securities of the nation’s smallest publicly traded companies

Benchmark: Russell 2000 Growth Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5%, measured based on market capitalization, of companies listed on U.S. exchanges or over-the-counter. As of September 30, 2004, the market capitalizations of these companies ranged from $10 million to $781 million.

Normally, the Fund will invest at least 80% of its total assets in U.S. micro-cap stocks. The Fund’s policy of investing 80% of its total assets in U.S. micro-cap stocks may be changed only upon 60 days written notice to shareholders. The Fund’s subadvisor is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

The Fund’s subadvisor seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. It may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, the Fund’s subadvisor:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o Meets with corporate managers to discuss business plans and strategies.

The Fund’s subadvisor will normally sell a security when the company’s fundamentals begin to deteriorate or its stock has become overvalued. Based on their judgment, they may sell some or all of a position to adjust a stock’s overall weighting in the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founders, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund’s investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are seeking an opportunity to invest in the smallest U.S. stocks for their accelerated growth potential.

o Seek long-term growth of capital.

o Are willing to accept the volatility associated with the smallest U.S. stocks.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are seeking stability of principal.

o Are investing with a shorter time horizon in mind.

o Are uncomfortable with stock market risk.

o Are seeking current income.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by subadvisor Kern Capital Management LLC (“KCM”). KCM, located at 114 W. 47th Street, Suite 1926, New York, New York 10036, was founded in 1997 by Robert E. Kern Jr., CEO and David G. Kern, president. As of December 31, 2003, KCM managed over $1.8 billion in assets.

Bob Kern is the lead portfolio manager of the Fund and has served as such for the Predecessor Fremont Fund since its inception in 1994. Bob, who co-founded Kern Capital Management in 1997, is the Portfolio Manager for Kern Capital Management’s micro-cap portfolios and is Senior Investment Manager responsible for investments in technology (semiconductor), capital goods and service companies. The Fund is co-managed by David Kern, CFA, who is the Portfolio Manager for Kern Capital Management’s small-cap portfolios and is Senior Investment Manager responsible for investments in healthcare, technology (software) and service companies. Prior to co-founding Kern Capital Management with Bob Kern in 1997, David Kern was Vice President at Founders Asset Management, where he was the portfolio manager of the Founders Discovery Fund from 1995 to 1997. The Fund’s four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise. Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001. Stephen Roseman, senior investment manager, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to KCM.

The Managers Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.98% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.98% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.98% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

FUND FACTS

Objective: Long-term capital appreciation

Investment Focus: Equity securities of the nation’s smallest publicly traded companies

Benchmark: Russell 2000 Growth Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5%, measured based on market capitalization, of companies listed on U.S. exchanges or over-the-counter. As of September 30, 2004, the market capitalizations of these companies ranged from $10 million to $781 million.

Normally, the Fund will invest at least 80% of its total assets in U.S. micro-cap stocks. The Fund’s policy of investing 80% of its total assets in U.S. micro-cap stocks may be changed only upon 60 days written notice to shareholders. The Fund’s subadvisor is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

The Fund’s subadvisor seeks to identify companies early in their growth cycle. Emphasis is place on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. It may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, the Fund’s subadvisor:

o	Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer and services.

o	Uses fundamental analysis to identify small, relatively unknown companies that exhibit to potential to become much larger and more successful.

o Meets with corporate managers to discuss business plans and strategies.

The Fund’s subadvisor will normally sell a security when the company’s fundamentals begin to deteriorate or its stock has become overvalued. Based on their judgment, they may sell some or all of a position to adjust a stock’s overall weighting in the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund’s investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are seeking an opportunity to invest in the smallest U.S. stocks for their accelerated growth potential.

o Seek long-term growth of capital.

o Are willing to accept the volatility associated with the smallest U.S. stocks.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are seeking stability of principal.

o Are investing with a shorter time horizon in mind.

o Are uncomfortable with stock market risk.

o Are seeking current income.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by subadvisor Kern Capital Management LLC (“KCM”). KCM, located at 114 W. 47th Street, Suite 1926, New York, New York 10036, was founded in 1997 by Robert E. Kern Jr., CEO and David G. Kern, president. As of December 31, 2003, KCM managed over $1.8 billion in assets.

Bob Kern is the lead portfolio manager of the Fund and has served as such for the Predecessor Fremont Fund since its inception in 1994. Bob, who co-founded Kern Capital Management in 1997, is the Portfolio Manager for Kern Capital Management’s micro-cap portfolios and is Senior Investment Manager responsible for investments in technology (semiconductor), capital goods and service companies. The Fund is co-managed by David Kern, CFA, who is the Portfolio Manager for Kern Capital Management’s small-cap portfolios and is Senior Investment Manager responsible for investments in healthcare, technology (software) and service companies. Prior to co-founding Kern Capital Management with Bob Kern in 1997, David Kern was Vice President at Founders Asset Management, where he was the portfolio manager of the Founders Discovery Fund from 1995 to 1997. The Fund’s four senior investment managers (Bob Kern, David Kern, Gregory A. Weaver, CFA and Stephen F. Roseman, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise. Greg Weaver, senior vice president, joined KCM in 1997 as senior research analyst and became a senior investment manager for the Fund in 2001. Stephen Roseman, senior investment manager, joined KCM in 2003. From 1997 to 2003 he was employed by OppenheimerFunds, most recently as senior equity analyst for the Oppenheimer Discovery Fund.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to KCM.

The Managers Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.35% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.35% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.35% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

MANAGERS REAL ESTATE SECURITIES FUND

FUND FACTS

Objective: Combination of income and long-term capital appreciation

Investment Focus: Stocks of companies principally engaged in the real estate industry

Benchmark: S&P 500 Index; Wilshire REIT Index

Objective

The Fund’s objective is to achieve a combination of income and long-term capital appreciation.

Principal Investment Strategies

The fund invests in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs). Normally, the Fund will invest at least 80% of its total assets in these types of companies of all sizes. The Fund’s policy of investing 80% of its total assets in companies principally engaged in the real estate industry may be changed only upon 60 days written notice to shareholders.

The Fund’s subadvisor believes that the commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the U.S.

In seeking to achieve the Fund’s objective, the Fund’s subadvisor carefully:

o	Monitors factors such as real estate trends and industry fundamentals of the different real estate sectors including office, apartment, retail, hotel and industrial.

o	Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.

The Fund’s subadvisor will normally sell a stock when it appreciates to a premium relative to other real estate companies, or the anticipated return is not sufficient compared with the risk of continued ownership.

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.

There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund’s share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are a stock and bond investor who would like to further diversify your portfolio.

o Seek income and long-term capital growth from a portfolio of real estate stocks.

o Have an investment time horizon of five years or more.

        This Fund may not be suitable if you:

o Are uncomfortable with the idea of investing in a non-diversified fund.

o Are investing with a shorter time horizon in mind.

o Are seeking stability of principal.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by subadvisor Urdang Securities Management, Inc. (“Urdang”). Urdang, located at 630 West Germantown Pike, Suite 321, Plymouth Meeting, Pennsylvania 19462, was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2003, Urdang managed $700 million in public real estate securities in separate accounts.

The Fund is co-managed by Todd Briddell, CFA, Dean Frankel, CFA and Peter Zabierek.

Mr.     Briddell is a Managing Director of Real Estate Securities and serves as portfolio manager to the Fund. He co-founded Urdang Securities Management in 1995 and has 13 years of real estate industry experience. Mr. Frankel joined the firm in 1997 and is a vice president and senior securities analyst. He manages the firm’s proprietary research effort and oversees the firm’s trading activities. Mr. Zabierek is a vice president and senior research analyst. Prior to joining Urdang in 2003, he was employed by Morgan Stanley as a senior equity research associate from 2002. From 1998 through 2001, Mr. Zabierek was an associate for Salomon Smith Barney in its Real Estate Investment Banking division.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Urdang.

The Managers Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.50% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.50% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

MANAGERS FREMONT BOND FUND

FUND FACTS

Objective: Maximize total return consistent with the preservation of capital

Investment Focus: Debt instruments

Benchmark: Lehman Brothers Aggregate Bond Index

Objective

The Fund’s objective is to maximize total return consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests in debt instruments such as corporate, mortgage-backed, international and government bonds. Normally, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in these types of instruments. The Fund’s policy of investing 80% of its total assets in these types of instruments may be changed only upon 60 days written notice to shareholders. The Fund may also invest in derivatives such as options, futures, contracts or swap agreements.

In its effort to provide consistently attractive returns, the Fund’s subadvisor:

o	Focuses on three- to five-year economic, demographic and political forecasts to identify long-term interest rate trends.

o	Annually updates its long-term outlook by determining a general maturity/duration range for the portfolio in relation to the market.

o	Manages duration to help control risk. The Fund seeks to maintain an average duration of three to six years.

o	Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody’s or Standard & Poor’s, or those of comparable quality.

The Fund’s subadvisor will normally sell a security when it no longer represents good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. The Fund’s investments are subject to the following risks:

o	Interest Rate Risk – Bonds are subject to changes in value resulting from changes in interest rates. Generally, as interest rates rise, the value of a bond will fall. Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

o	Credit Risk – The bond issuer may be unable to make timely interest or principal payments. This credit risk also extends to bonds issued by foreign governments.

o	Foreign Securities Risk – Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

o	Currency Risk - A Fund's portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars.

o	Prepayment Risk – If the principal amount of a mortgage-backed or other asset-backed security is paid off early, the Fund may not be able to reinvest the proceeds at a comparable interest rate.

o	Derivatives Risk – The risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating the recognition of gain.

o	Intelligence Risk – A term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time to time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o Are seeking an opportunity to invest in intermediate-term bonds from around the world.

o Seek monthly income and moderate investment risk.

o Have an investment time horizon of three years or more.

        This Fund may not be suitable if you:

o	Are seeking stability of principal.

o	Are seeking a conservative risk investment.

o Are uncomfortable with the risks of investing in corporate, mortgage-backed, and government bonds.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by subadvisor Pacific Investment Management Company, LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, portfolio manager of the Fund since March 1994, is a founder and managing director of PIMCO. He has over 30 years of professional fixed-income investment experience.

In addition to serving as subadvisor to the Fund, PIMCO managed over $373 billion in fixed-income investments for institutional clients as of December 31, 2003.

Since February 2004, PIMCO and certain of its affiliated persons have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of certain mutual funds affiliated with PIMCO (the “PIMCO Funds”) during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO and its officers believe that other similar lawsuits may be filed in federal or state courts naming PIMCO and/or one or more of its affiliates. On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with certain affiliated persons of PIMCO and dismissed the state’s complaint against PIMCO. Under Section 9(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against any of its affiliated persons, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PIMCO and certain of its affiliates (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. The Managers Funds LLC is monitoring these matters and will recommend a successor subadvisor to the Board of Trustees in the event PIMCO can no longer serve as the Fund’s subadvisor.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

The Managers Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.60% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 0.60% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

FUND FACTS

Objective:	Income free from both Federal income taxes and California state income taxes, including alternative minimum tax

Investment Focus: High quality intermediate-term California municipal bonds

Benchmark: Lehman Brothers 5-Year Municipal Bond Index

Objective

The Fund’s objective is to achieve income free from Federal income taxes and California state income taxes, including alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including alternative minimum tax. This policy may be changed only upon 60 days written notice to shareholders. The Fund is intended for investment by California residents. The Fund’s securities will have a quality rating comparable to the four highest ratings categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally 3 to 10 years.

The Fund’s subadvisor seeks to achieve the Fund’s objective by:

o	Identifying interest rate trends and shortening duration when interest rates are rising, and lengthening it when interest rates are coming down.

o	Focusing on those market sectors and individual securities believed to be undervalued. The Fund’s subadvisor may sell a security when it determines the security is overvalued, or to change the structure of the portfolio.

Although the Managers California Intermediate Tax-Free Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.

The Fund is designed for investors who are California residents. Since the Fund concentrates its investments in California municipal securities, the value of an investment will be affected by factors that impact the California economy or its political, geographic and demographic conditions. The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the creditworthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds. Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit. Therefore, the Fund’s share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

This Fund may be suitable if you:

o Are interested in the income potential of California municipal bonds.

o Are a California resident seeking monthly income that is free of Federal and California state income taxes.

o Have an investment time horizon of three years or more.

This Fund may not be suitable if you:

o	Are not a California resident.

o	Are uncomfortable with the fact that the value of your investment will be affected by factors that impact the California economy or its political, geographic and demographic conditions.

o	Are uncomfortable with the idea of investing in a non-diversified fund.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fund’s assets are currently managed by Evergreen Investment Management Company, LLC (“Evergreen”). Evergreen, located at 401 S. Tryon Street Mail Code NC0969, Charlotte, North Carolina 28288, is a subsidiary of Wachovia Corporation. Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2003, managed more than $247 billion in assets.

The Fund is managed by Michael Pietronico, Managing Director. Mr. Pietronico was a portfolio manager of OFFITBANK from 1995 through 2002. Effective January 1, 2003, OFFITBANK was merged into Wachovia Bank and the Offit Investment Group became part of Evergreen. Mr. Pietronico is a member of the Evergreen Municipal Team and has 18 years of investment management experience.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 0.40% of the average daily net assets of the Fund for the first $25 million of assets under management, 0.35% for the next $25 million, 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Evergreen.

The Managers Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.55% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 0.55% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

FREMONT MONEY MARKET FUND

FUND FACTS

Objective: Maximize current income consistent with the preservation of capital and liquidity

Investment Focus: High quality short-term money market instruments

Benchmark: Money Fund Report Averages/First Tier

Objective

The Fund’s objective is to maximize current income, consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

The Fund’s advisor, The Managers Funds LLC, believes it can deliver consistently superior performance by conducting independent research, managing maturities, and careful trading. As it seeks to meet its objective, the Fund’s advisor attempts to:

o	Determine short-term interest rate trends.

o	Identify opportunities presented by companies offering higher yields than similarly rated firms.

o	Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher and lengthened if interest rates are projected to fall.

The Fund’s advisor bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

Should I Invest in this Fund?

        This Fund may be suitable if you:

o	Are seeking monthly income and minimal investment risk. Please note that while the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so.

o Want to preserve capital by investing in short-term money market securities.

o Are investing for any length of time.

        This Fund may not be suitable if you:

o Are seeking a moderate or high risk investment.

o Are investing with a longer time horizon in mind.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

The Fremont Money Market Fund is managed by The Managers Funds LLC.

        The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.30% of the average daily net assets of the Fund for the first $50 million of assets under management and of 0.20% of the average daily net assets of the Fund for assets under management in excess of $50 million.

      ADMINISTRATIVE SERVICES

The Investment Manager also provides administrative services to the Funds, including:

o Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; o Supervising the preparation and filing of documents as required by state and Federal regulatory agencies; and o Management and oversight of all third-party service providers.

As compensation for these services, the Investment Manager receives administrative fees of 0.25% (0.15% with respect to Fremont Money Market Fund) annually of the average daily net assets of each Fund.

      Portfolio Holdings

        A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

      MANAGERSCHOICE®

MANAGERSCHOICE® PROGRAM

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities- Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of Managers Fremont Global Fund and Managers International Growth Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure- Many U.S. companies in which any of the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds’ shares.

Initial Public Offerings- Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives- The Managers Fremont Bond Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

The Managers Fremont Bond Fund’s use of derivative instruments involves risks that may be greater than the risks associated with investing directly in securities and other traditional investments. The Fund could lose more than the principal amount invested in a derivative instrument.

High-Yield Bonds- Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds”. High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

o	the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

o	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When–Issued Securities- Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds- Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

U.S.     Government Securities- Managers Fremont Global Fund, Managers Fremont Bond Fund and Fremont Money Market Fund may invest in U.S. Government Securities. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Principal Risk Factors in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

A FEW WORDS ABOUT RISK

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

o Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

o Everybody's perception of reward is different; and

o High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S.     investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

FINANCIAL HIGHLIGHTS

[STATEMENT REGARDING THE FUND'S AUDITED FINANCIAL STATEMENTS AND THEIR INCLUSION IN THE FUND'S ANNUAL REPORT, AS WELL AS THE AVAILABILITY OF THE FUND'S ANNUAL REPORT, TO BE FILED BY AMENDMENT.]

ABOUT YOUR INVESTMENT

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

The Fremont Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. If market quotations are not readily available for any security or if the value of the security is deemed unreliable or does not reflect a significant intervening event in a foreign market, the security’s value will be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures (other than with respect to Fremont Money Market Fund, as discussed below) reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios and may increase Fund expenses and negatively impact the Funds' performance. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account's activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds' transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and their respective shareholders. The Funds also reserve the right to impose fees and charges on shareholders deemed to be engaged in frequent trading of Fund shares. Transactions accepted by a financial intermediary in violation of a Fund's frequent trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary. Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

The Board of Trustees has chosen not to adopt a policy restricting frequent trading in shares of Fremont Money Market Fund. The liquidity and short average maturity of the securities in which the Fund invests make it unlikely that the Fund or its shareholders will be harmed by frequent trading.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. Third-party checks and “starter” checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in any Fund (with the exception of the Managers Fremont Institutional Micro-Cap Fund) directly or through ManagersChoice:

                                   Managers Funds                         ManagersChoice
                             Initial          Additional           Initial            Additional
                           Investment         Investment          Investment          Investment
Regular Accounts             $2,000              $100              $50,000               $500
Traditional IRA               1,000                100               50,000               500
Roth IRA                      1,000                100               50,000               500
Education Savings             1,000                100               50,000               500
Account
SEP IRA                       1,000                100               50,000               500
SIMPLE IRA                    1,000                100               50,000               500

                   Managers Fremont Institutional Micro-Cap Fund
                            Initial          Additional
                           Investment        Investment
Regular Accounts            $250,000           $5000
Traditional IRA              250,000             5000
Roth IRA                     250,000             5000

The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees. You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with Managers Trust I (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

------------------------------------------------------------ ---------------------------------------------------------
                      Managers Funds                                              ManagersChoice
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

By Mail                                                      By Mail

|X|      To open your account, complete and sign the         |X|      To open your account, complete and sign the
       account application and make your check payable to            account application and make your check payable
       The Managers Funds.  Mail the check and account               to The Managers Funds.  Mail the check and
       application to:                                               account application to:

                  The Managers Funds                                                The Managers Funds
                  c/o PFPC, Inc                                             c/o PFPC Brokerage Services, Inc.
                  P.O. Box 61487                                            P.O. Box 9847
                  King of Prussia, PA 19406                                 Pawtucket, RI 02940-8047

|X|      To purchase additional shares, write a letter of    |X|      To purchase additional shares, write a letter
       instruction (or complete your investment stub).               of instruction (or complete your investment
       Send a check and investment stub or written                   stub).  Send a check and investment stub or
       instructions to the above address.  Please include            written instructions to the above address.
       your account number and Fund name on your check.              Please include your account number and
                                                                     Portfolio name on your check.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

By Telephone                                                 By Telephone

|X|      After establishing this option on your account,     |X|      After establishing this option on your
       call the Fund at (800) 835-3879 for further                   account, call a client service representative
       instructions.  The minimum additional investment is           at (800) 358-7668.  The minimum additional
       $100.                                                         investment is $500.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

By Wire                                                      By Wire

|X|      Call the Fund at (800) 835-3879 for further         |X|      Call the Fund at (800) 358-7668.  Instruct
        instructions. Please be aware that your bank may             your bank to wire the money to Boston Safe
        charge you a fee for this service.                           Deposit and Trust; ABA 011-001234; BFN-Managers
                                                                     AMG Funds A/C 04-5810, FBO shareholder name,
                                                                     account number and Portfolio name.  Please be
                                                                     aware that your bank may charge you a fee for
                                                                     this service.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

By Internet                                                  By Internet

|X|      If your account has already been established, see   |X|      Not available.
       our website at http://www.managersfunds.com.  The
       minimum additional investment is $100.

------------------------------------------------------------ ---------------------------------------------------------
Note:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

------------------------------------------------------------ ---------------------------------------------------------
                      Managers Funds                                              ManagersChoice

By Mail                                                      By Mail

|X|      Write a letter of instruction containing:           |X|      Write a letter of instruction containing:
              -the name of the Fund(s)                                     -the name of the Portfolio(s)
-        dollar amount or number of shares to be redeemed    -        dollar amount or number of shares to be
-        your name                                                          redeemed
-        your account number(s)                              -        your name
              -signatures of all account owners              -        your account number(s)
                                                                           -signatures of all account owners
and mail the written instructions to The Managers Funds,
c/o PFPC, Inc., P.O. Box 61487, King of Prussia, PA 19406    and mail the written instructions to The Managers
                                                             Funds, c/o PFPC Brokerage Services, Inc., P.O. Box
                                                             9847, Pawtucket, RI 02940.
By Telephone

|X|      After establishing this option on your account,     By Telephone
         call the Fund at (800) 835-3879.                    |X|      After establishing this option on your
                                                                      account, call the Fund at (800) 358-7668.
|X|      Telephone redemptions are available only for
         redemptions which are below $25,000.                |X|      Telephone Redemptions are available only for
                                                                     redemptions which are below $25,000 per Fund or
                                                                     $100,000 per Portfolio.
By Internet
                                                             By Internet
|X|      See our website at http://www.managersfunds.com.    |X|      Not available.

------------------------------------------------------------ ---------------------------------------------------------
Note:	If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds: Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder’s signature must be guaranteed.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

REDEMPTION FEES

Managers International Growth Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Managers International Growth Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the Managers International Growth Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Managers International Growth Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice Program. Under certain circumstances, the Redemption Fee will not apply to shares purchased or held through a financial intermediary such as a broker, retirement plan administrator, bank or trust company. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The Managers International Growth Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.

INVESTOR SERVICES

Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

ManagersChoice Statement Fee An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more per account from a ManagersChoice account into a designated bank account.

OTHER OPERATING POLICIES

        The Funds will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

o	redeem an account if the value of the account falls below $500 due to redemptions;

o	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

o	change the minimum investment amounts;

o	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

o	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

o	refuse a purchase order for any reason, including failure to submit a properly completed account application;

o	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

o	terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Managers International Growth Fund, the Managers Structured Core Fund, the Managers Small Cap Fund and the Managers Fremont Micro-Cap Fund are normally declared and paid annually. Income dividends, if any, for the Managers Fremont Global Fund and the Managers Real Estate Securities Fund are normally declared and paid quarterly. Income dividends, if any, for the Managers Fremont Bond Fund and the Managers California Intermediate Tax-Free Fund are normally declared and paid monthly. Income dividends for the Fremont Money Market Fund are declared daily and paid monthly. Capital gain distributions, if any, for each of the Funds are normally declared and paid annually in December.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable to individuals at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. Gain or loss, if any, recognized upon a sale of other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are held as a capital asset in your hands and the transaction is treated as a sale for federal income tax purposes. Because the Fremont Money Market Fund attempts to maintain a state net asset value of $1.00 per share, it is anticipated that you will not generally have gain or loss upon a sale of such Fund’s shares. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

It is expected that Managers California Intermediate Tax-Free Fund will distribute income that generally is exempt from federal and California personal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law generally requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

o	fail to provide a social security number or taxpayer identification number;

o	fail to certify that their social security number or taxpayer identification number is correct; or

o	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A – Description of Indices

DESCRIPTION OF INDICES

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2003, the range of market capitalizations for the S&P 500 Index was $901.8 million to $310.4 billion.

Russell 2000® Index and Russell 3000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of December 31, 2003, the average market capitalization was approximately $855 million; the median market capitalization was approximately $465 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2003, the range of market capitalizations for the Russell 2000® Index was $63.2 million to $2.4 billion.

Russell 2000® Growth Index

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

MSCI EAFE Index

Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market — because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Citigroup Non-U.S. Government Bond Index

The Citigroup Non-U.S. Government Bond Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

Lehman Brothers 5-Year Municipal Bond Index

The Lehman Brothers 5-Year Municipal Bond Index provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody’s.

Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

Lehman Brothers Intermediate Government/Credit Bond Index

The Lehman Brother Intermediate Government/Credit Bond Index is an index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

Money Fund Report Averages

The Money Fund Report Averages are based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

Wilshire REIT Index

The Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts.

43

For More Information

Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

                  By Telephone:     1-800-835-3879

                  By Mail:          The Managers Funds
                                    800 Connecticut Avenue
                                    Norwalk, CT  06854

                  On the Internet:  Electronic copies are available on our website at http://www.managersfunds.com

In the Annual Report of the Predecessor Fremont Funds you will find a discussion of the market conditions and investment strategies that significantly affected the Predecessor Fremont Funds' performance during the last fiscal year. Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this prospectus). Text-only copies and other information are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act Registration Number 811-06520

MANAGERS TRUST I

MANAGERS FREMONT GLOBAL FUND

MANAGERS INTERNATIONAL GROWTH FUND

MANAGERS STRUCTURED CORE FUND

MANAGERS SMALL CAP FUND

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

MANAGERS REAL ESTATE SECURITIES FUND

MANAGERS FREMONT BOND FUND

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

FREMONT MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED January 14, 2005

        You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

        This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

[STATEMENT REGARDING INCORPORATION BY REFERENCE OF THE FUND'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004 TO BE FILED BY AMENDMENT.]

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS	3
GENERAL INVESTMENT POLICIES	15
INVESTMENT RESTRICTIONS	38
TRUSTEES AND OFFICERS	40
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	45
MANAGEMENT OF THE FUNDS	45
BROKERAGE ALLOCATION AND OTHER PRACTICES	55
PURCHASE, REDEMPTION AND PRICING OF SHARES	57
CERTAIN TAX MATTERS	61
PERFORMANCE DATA	66
DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD and POOR'S
AND MOODY'S INVESTORS SERVICE, INC	70

        This Statement of Additional Information relates to Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”), and is part of the Managers Funds Family of Funds. The Trust was organized on July 20, 2000.

        It is currently contemplated that the Funds will participate in a tax-free reorganization (the “Reorganization”) of Fremont Global Fund, Fremont International Growth Fund, Fremont Structured Core Fund, Fremont U.S. Small Cap Fund, Fremont U.S. Micro-Cap Fund, Fremont Institutional U.S. Micro-Cap Fund, Fremont Real Estate Securities Fund, Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund and Fremont Money Market Fund (each a “Predecessor Fremont Fund” and collectively the “Predecessor Fremont Funds”) into Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund, respectively. The Reorganization is subject to approval by the shareholders of each Predecessor Fremont Fund and is expected to become effective on or about January 14, 2005. The Funds will not commence operations until the effective date of the Reorganization.

        This Statement of Additional Information describes the management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, CT 06854.

        Investments in the Funds are not:

o	Deposits or obligations of any bank;

o	Guaranteed or endorsed by any bank; or o Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

        Managers International Growth Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of issuers based outside the U.S.

        Managers Small Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the stocks of U.S. small cap companies. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

        Managers Fremont Micro-Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

        Managers Fremont Institutional Micro-Cap Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. micro-cap stocks. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

        Managers Real Estate Securities Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs). This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

        Managers Fremont Bond Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed-income instruments such as corporate, mortgage-backed, international and government bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice.

        Managers California Intermediate Tax-Free Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in intermediate-term California municipal bonds that are free from both federal and California state income taxes, including alternative minimum tax. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. This Fund is intended for investment by California residents and is structured as a non-diversified fund.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

        The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

        The investment objectives of the Funds are not fundamental. All investment policies, limitations and restrictions described in this SAI are not fundamental, except as otherwise noted, meaning that the Trust’s Board may change them without shareholder approval. The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques. For purposes of this discussion, the Investment Manager and the Subadvisors are referred to collectively as the “Advisor.”

        A broad range of objectives and policies is offered because the Funds are intended to offer investment alternatives for a broad range of investors who are expected to have a wide and varying range of investment objectives. All of the Funds (except Fremont Money Market Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. The descriptions below are intended to supplement the material in the Prospectus.

Fremont Global Fund

        The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents. The Fund may adjust the level of investment maintained in each asset category in response to changing market conditions. The Advisor will allocate the assets of the Fund among the following categories of assets:

o	U.S. Stocks — The Fund may invest in common and preferred stocks of U.S.-based companies traded on a U.S. exchange or in the over-the-counter (“OTC”) market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indices.

o	U.S. Dollar-Denominated Debt Securities — The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund may invest in interest rate futures and options on such futures. The Fund also may invest up to 10% of its net assets in corporate debt securities having a rating of Ba by Moody’s Investors Services (“Moody’s”), BB by Standard & Poor’s Ratings Group (“S&P”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) (sometimes referred to as “junk bonds”) which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

o	Foreign Stocks — The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency in specific countries based on the Advisor’s outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise. Cross currency hedging against price movements caused by exchange rate fluctuations is permitted by entering into forward foreign currency contracts between currencies other than the U.S. dollar. The Fund’s success in these transactions will depend principally on the ability of the Advisor to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

o	Foreign Bonds — The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging and/or management from time to time based on its outlook for currency values. The Fund may also invest in futures of foreign government bonds.

o	Real Estate Securities — The Fund may invest in the equity securities of publicly traded and private Real Estate Investment Trusts (“REITs”). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

o	Precious Metals and Commodities Futures — The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those that generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

        The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

International Growth Fund

        The Fund’s portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor generally will invest 80% of the Fund’s total assets in equity issuers domiciled outside of the U.S., of which up to 5% of the Fund’s net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 80% of its total assets invested in equity securities domiciled outside the United States.

        The Fund’s management anticipates that, from time to time, the Fund may have more than 25% of its total assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

        In addition to investing directly in equity securities, the Fund may invest in various American, Global and International Depository Arrangements, including but not limited to sponsored and unsponsored ADRs, GDRs, International Depository Receipts, American Depository Shares, Global Depository Shares and International Depository Shares. The Fund may also invest in securities of issuers located in emerging market countries.

        For liquidity purposes, the Fund normally may also invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

Structured Core Fund

        Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and GDRs representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on its outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise.

        If the Fund holds bonds, such bonds will primarily be debt instruments with short to intermediate maturities (which are defined as debt instruments with 1 to 10 years to maturity). These bonds, including convertibles, will be at the time of purchase rated investment grade by Moody’s or Standard & Poor’s, or determined by the Advisor to be comparable in quality. However, there are no restrictions on the maturity composition of the Fund’s portfolio. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

        The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund’s foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on its outlook for currency values.

        The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed-income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

Small Cap Fund

        Under normal conditions, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will be invested in common stocks of small U.S. companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of purchase. Up to 25% of the Fund’s total assets, at the time of the initial purchase, may be invested in securities of companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index and individual security futures contracts, options on index futures, and options on portfolio securities and stock indices. See “General Investment Policies” for a discussion of these investment practices.

        For liquidity purposes, the Fund will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody’s or Standard & Poor’s, or determined by the Advisor to be of comparable quality. Such securities are considered investment grade, but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher rated securities. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

Fremont Micro-Cap Fund and Institutional Fremont Micro-Cap Fund

        Under normal market conditions, at least 80% of each of the Funds’ assets (net assets plus borrowings for investment purposes) will be invested in equity securities of U.S. micro-cap companies. These companies would have a market capitalization that would place them in the smallest 5% of market capitalizations of U.S. exchange listed companies, measured at the time of the initial purchase. As the value of the total market capitalization changes, the smallest 5% cap size may also change. Up to 20% of the Funds’ total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Funds may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices. See “General Investment Policies” for a discussion of these investment practices.

        Although the Funds invest primarily in common stocks and securities convertible into common stock, for liquidity purposes they will normally invest a portion of their assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Funds may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of their net assets. Preferred stocks and bonds will be at the time of purchase rated investment grade by Moody’s or Standard & Poor’s, or determined by the Advisor to be of comparable quality. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

Real Estate Securities Fund

        For purposes of the Fund’s investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such types of real estate. Companies in the Fund may include real estate investment trusts (“REITs”), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities, and development companies.

        REITs invest primarily in income producing real estate or real estate related loans or interests. A REIT is exempt from corporate level taxes if it complies with several requirements relating to its organization, ownership, assets, and income, including a requirement that it distribute to its shareholders at least 90% of its taxable net income for each taxable year.

        The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in these securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants.

        Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants’ ability to pay rent.

        The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor believes that these investments offer opportunities for capital appreciation. The Fund will invest in preferred stocks and bonds which at the time of purchase are rated investment grade by Moody’s or Standard & Poor’s, or have been determined by the Advisor to be of comparable quality. Such bonds and preferred stocks are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

Fremont Bond Fund

        The Fund will invest primarily in securities rated investment grade by Moody’s or Standard & Poor’s, or that have been determined by the Advisor to be of comparable quality. The Fund also may invest up to 10% of its net assets in corporate debt securities that are not investment grade but are rated B or higher by Moody’s or S&P, or have a comparable rating by another NRSRO. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can generally be expected to decline. See “Corporate Debt Securities” under “General Investment Policies” for more information on quality ratings and risks involved with lower rated securities.

        The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above. The Fund may also invest a small percentage of assets in common stocks consistent with its investment objectives. In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, no more than 20% of the Fund’s total assets, adjusted to reflect the Fund’s net exposure after giving effect to currency transactions and positions, will be denominated in non-U.S. dollars.

        When the Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements.

        The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside liquid assets or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of OTC options, the risk of default by the counterparty; and the dependence upon the Advisor’s ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options and to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund’s net assets.

California Intermediate Tax-Free Fund

        The Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax, including alternative minimum tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California state, tax.

        The term “municipal securities” as used in this document means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term “California municipal securities” as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer’s bond counsel at the time of the issuance of the security.

        The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody’s or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody’s ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

        Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Fund’s total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Trustees will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

        As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its assets (net assets plus borrowings for investment purposes) in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and is not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the “full faith and credit” pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

        The Fund is also susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in official statements for various California municipal securities.

        California’s credit outlook has improved recently, however, it still maintains the lowest credit ratings of any state in the U.S. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

(1) Economic Overview

        California’s economy, the largest in the nation, has been showing increasing signs of an economic recovery. The State’s unemployment rate has declined to 6.2% in May 2004 from 6.8% in May 2003, compared to the national rate of 5.6% in May 2004. California’s per capita income was $33,749 in 2003 compared to the national average of $31,632. In May 2004, California added 23,600 jobs — non-farm payroll employment was up 110,200 over the level of May 2003, a 0.8% increase.

        Other economic indicators, such as personal income growth, are stronger statewide than at the national level. California personal income grew 4.5% in the first quarter of 2004 over the prior year. Personal income growth has consistently outpaced that of the nation since the second quarter of 2002. The State’s budget situation benefits from this growth, since personal income taxes represent approximately 48% of general fund revenues.

(2)     Constitutional Limitations on Taxes, Other Charges and Appropriations

(a) Limitation on Property Taxes

        Certain California municipal securities may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as Proposition 13. Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

        Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

        Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit. It also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.” Court decisions, however, allowed a non-voter approved levy of “general taxes” that were not dedicated to a specific use.

(b) Limitation on Other Taxes, Fees and Charges

        On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

        Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax that was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.

        Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

        In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

        The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments and, for this reason, some ratings of California cities and counties have been, and others may be, reduced.

(c) Appropriations Limits

        The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most state subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

        Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

        The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

        “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4 billion under the limit for fiscal year 1997-98.

        Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal securities or on the ability of the State or local governments to pay debt service on such California municipal securities. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

(3) Obligations of the State of California

        Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the general fund after support of the public school system and public institutions of higher education. As of June 30, 2003, the State had outstanding approximately $29.6 billion of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State’s general fund.

(4) Recent Financial Result

(a) General

        Throughout the 1980‘s, the State’s spending increased rapidly as its population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted, which (subject to suspension by a two-thirds vote of the legislature and the governor) guarantees local school districts and community college districts a minimum share of general fund revenues (currently about 40%).

        The principal sources of general fund revenues during fiscal year 2003 were the California personal income tax (49% of total revenues), the sales and use tax (34%), and bank and corporation taxes (10%). The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from general fund revenues, as a reserve to meet cash needs of the general fund, but which is required to be replenished as soon as sufficient revenues are available.

        Due to the accumulated effect of over-spending in fiscal years 2002 and 2003 and the impact of rapidly declining revenues caused primarily by the stock market’s decline, the State ended fiscal year 2003 with a general fund balance of -$13.4 billion, or -20% of fiscal year 2003 revenues. This, along with a lack of appropriate measures to address the fiscal imbalance in fiscal year 2004 and an inadequate cash position, contributed to credit downgrades by the rating agencies in the second half of calendar year 2003. See Bond Ratings below.

        Fiscal year 2004 had not ended prior to the printing of this Statement of Additional Information, however, the State expects to end the year with a $2.8 billion general fund balance on a budgetary basis, due largely to the issuance of approximately $11 billion in ERBs.

(b) Fiscal 2005 Budget

        Governor Schwarzenegger’s fiscal 2005 budget addressed a projected $14 billion budget deficit through a combination of expenditure cuts, fund shifts, expenditure deferrals and borrowing. His solutions, which still must be approved by the state legislature before being enacted, do not fully resolve the structural budget deficit. The non-partisan state Legislative Analyst’s Office projects that an approximate $6 billion deficit will reappear in fiscal year 2006 and an $8 billion deficit in 2007 if no action is taken.

        The Governor’s fiscal 2005 budget proposes $76.7 billion in revenues and transfers compared to $77.6 billion in expenditures. The State expects to begin the fiscal year with a $2.8 billion general fund balance and end the year with a $1.9 billion balance.

(5) Bond Ratings

        The ratings on California’s long-term general obligation bonds were reduced in the early 1990‘s from “AAA” levels that had existed prior to the recession. In December 2002, S&P and Fitch downgraded the State’s ratings from A+ to A and from AA to A, respectively. S&P changed its outlook to stable from negative at the same time, while Fitch maintained its negative outlook. The downgrades resulted from Governor Davis’ announcement of a higher projected combined budget deficit of $35 billion for fiscal years 2003 and 2004. In February 2003, Moody’s downgraded the State to A2 from Al, while moving its outlook from negative to stable. The State’s lack of progress in addressing its large, projected budget deficit was cited by Moody’s as the reason for the downgrade. Moody’s also noted that its new rating reflected the possibility that the State might not resolve its structural operating deficit in fiscal year 2004. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the California Funds invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.

        In July 2003, the State struggled to develop a fiscal 2004 budget and consequently faced imminent cash flow shortages. As a result, and due to the likelihood that an eventual budget would not adequately address the structural budget deficit, S&P downgraded the State’s credit rating to “BBB” with a stable outlook.

        In December 2003, Moody’s downgraded the State’s rating to Baa1 with a negative outlook and Fitch downgraded it to “BBB” with a negative outlook. These downgrades resulted from the apparent low probability, at the time, of the legislature approving Governor Schwarzenegger’s Propositions 57 and 58, which were to provide for the issuance of the ERBs.

        Shortly after these downgrades, the Governor was able to come to an agreement with the legislature and the Propositions were approved for the ballot. After voters approved the propositions on March 2, 2004, S&P moved its outlook to positive while maintaining the rating at “BBB.”

        Moody’s upgraded the State’s rating to “A3” with a positive outlook on May 21, 2004 as a result o the improved cash situation, strengthening economy and increasing prospects for progress in reducing the structural deficit.

(6) Legal Proceedings

        The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions that would overturn several parts of the State’s recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller’s ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

(7)     Obligations of Other Issuers of California Municipal Securities

        There are a number of agencies, instrumentalities and political subdivisions of the State that issue municipal securities, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

(a) State Assistance

        Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the legislature enacted measures to provide for the redistribution of the State’s general fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s general fund was budgeted at approximately 75% of general fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State general fund support for school districts, the 1992-1993 and 1993-1994 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

        Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June 1997, in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

(b) Assessment Bonds

        California municipal securities which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments bn the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts if any, in a reserve fund established for the bonds.

(c) California Long Term Lease Obligations

        Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time that challenges the constitutionality of such lease arrangements.

(8) Other Considerations

        The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

        Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB and only resumed such ratings on a selective basis.

        Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

        The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes, or other revenue-raising measures, or that would further limit or, alternatively, increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal securities in which the California Funds may invest, future allocations of state revenues to local governments, or the abilities of state or local governments, to pay the interest on, or repay the principal of, such California municipal securities.

        Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes and neither event is expected to have any long-term negative economic impact. Any California municipal securities in the California Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates, (ii) an insurer to perform on its contracts of insurance in the event of widespread losses, or (iii) the federal or state government to appropriate sufficient funds within its respective budget limitations.

Fremont Money Market Fund

        The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (in accordance with federal securities regulations) which are of high quality and present minimal credit risks as determined by the Advisor, using guidelines approved by the Board of Trustees. The portfolio must maintain a dollar-weighted average maturity of not more than 90 days, and at least 25% of the Fund’s assets will have a maturity of not more than 90 days.

        The Fund will invest in short-term securities which, at the time of purchase, are considered to be “First Tier” securities, defined as: (i) rated in the top rating category by at least two NRSROs, or (ii) in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or (iii) if unrated by an NRSRO, have been determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Trustees.

        The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5%, but not to exceed 25%, of the Fund’s total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its net assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described below, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund’s net assets.

GENERAL INVESTMENT POLICIES

        For purposes of this discussion, the Investment Manager and the Subadvisors are referred to collectively as the “Advisor.”

Diversification

        Each Fund, except for the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, intends to operate as a diversified management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company means a company which meets the following requirements: at least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), foreign & U.S. debt issued by domestic or foreign governments and government agencies, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

        The Real Estate Securities Fund and the California Intermediate Tax-Free Fund are non-diversified funds and are not subject to the foregoing requirements.

Money Market Instruments

        The Funds may invest in any of the following money market instruments: certificates of deposit, time deposits, commercial paper, bankers’ acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds’ quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

        At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Trustees. Generally, high quality, short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor, using guidelines approved by the Board of Trustees. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings.

U.S. Government Securities

        Each Fund may invest in U.S. Government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association (“GNMA”) certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

Repurchase Agreements

        As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain with the Fund’s custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of Fremont Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. Government; (ii) the market value of the underlying securities, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement; and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund’s rights.

Reverse Repurchase Agreements and Leverage

        The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Floating Rate and Variable Rate Obligations and Participation Interests

        The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor, prescribed for the Funds by the Board of Trustees with respect to counterparties in repurchase agreements and similar transactions.

        The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

Swap Agreements

        The Funds (except Fremont Money Market Fund) may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which, a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

        The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund’s portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s net assets.

        Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund’s repurchase agreement guidelines. A Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other liquid securities to avoid any potential leveraging of the Fund’s portfolio. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectus and this SAI), swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Bond Arbitrage Strategies

        (Fremont Global Fund and Fremont Bond Fund only.) The Funds may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors’ expectations of inflation rates in the future. An arbitrage opportunity exists if the Advisor determines that investors’ expectations of future inflation are unrealistically high or low. For example, if the Advisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors’ unrealistically low expectations concerning future inflation, the Advisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding “long” position on U.S. Treasury Inflation-Indexed Bonds. If investors’ expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Funds would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European Union interest rate convergence trades. As in any short selling arrangement, the Funds are required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Funds would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Funds’ net assets.

Inflation-Linked Bonds

        To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

        For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

        The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

        Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

        If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Internal Revenue Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

When Issued Securities and Firm Commitment Agreements

        A Fund may purchase securities on a delayed delivery or “when issued” basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when issued or firm commitment basis, except that this limitation does not apply to Fremont Bond Fund or Fremont Global Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transactions in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Should market values of a Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund’s aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Commercial Bank Obligations

        For the purposes of each Fund’s investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Temporary Defensive Posture

        Whenever, in the judgment of the Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objectives.

Borrowing

        Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

Lending of Portfolio Securities

        Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund’s custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

Portfolio Turnover

        Each Fund (except for Fremont Money Market Fund) may trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long term portfolio securities by the Fund’s average month-end long term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

Shares of Investment Companies

        Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund’s shares in other investment companies. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

        The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

        As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

Illiquid and Restricted Securities

        Each Fund (other than Fremont Money Market Fund) may invest up to 15% of its net assets in all forms of “illiquid securities.” Fremont Money Market Fund may invest up to 10% of its net assets in “illiquid securities.” An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund.

        “Restricted” securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”), but can be offered and sold to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company’s Board of Trustees. Under these standards, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.

        It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Warrants or Rights

        Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

Municipal Securities

        Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status.

        Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

        Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

        The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Municipal Notes

        Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Commercial Paper

        Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Mortgage-Related And Other Asset-Backed Securities

        Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on prepayment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed-income securities.

        A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

        Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

        A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

        A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

Collateralized Mortgage Obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

Stripped Mortgage Securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund’s net assets.

Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- (“CARS-SM”) and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

        As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor may consider investments in such securities, provided they conform with the Fund’s investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company’s Board of Trustees.

        The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor. The Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

        In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Writing Covered Call Options

        The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write (sell) “covered” call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds’ total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets.

        A call option gives the holder (the writer) the “right to purchase” a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost (or, if additional cash consideration is required, liquid assets in such amount are segregated on the Fund’s records).

        Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. No Fund will consider a security or currency covered by a call to be “pledged” as that term is used in its policy which limits the pledging or mortgaging of its assets.

        The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

        Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to bear market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

        Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

        A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

Writing Covered Put Options

        The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

        The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Additionally, the Funds may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

Purchasing Put Options

        The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

        The Funds may purchase a put option on an underlying security or currency (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

        The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

        A Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which that Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

        The Funds (except California Intermediate Tax-Free Fund and Fremont Money Market Fund) may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire or obtain exposure to the underlying securities or currencies. Examples of such uses of call options are provided below.

        Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

        Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund’s current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.

Description of Futures Contracts

        A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

        Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

        As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the “delivery month”) by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

        The Funds may enter into interest rate, S&P Index (or other major market index), or currency futures contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund’s hedging may include sales of futures as an offset against the effect of expected increases in currency exchange rates, purchases of such futures as an offset against the effect of expected declines in currency exchange rates, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, a Fund will segregate cash and liquid securities to cover any related liability.

        The Funds will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

        Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

        A Fund will not enter into a futures contract unless, as a result thereof, either (1) less than 5% of the Fund’s total assets (taken at market value at the time of entering that contract) would be committed to “margin” (down payment) on such futures contract or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund’s portfolio.

        A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

        Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

Futures Contracts Generally

        Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, such as the Funds, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

        A public market exists in futures contracts covering foreign financial instruments such as the U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

        A Fund’s futures transactions will be entered into for hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase. A Fund may also use futures to obtain market exposure, increase liquidity and hedge dividend accruals.

        “Margin” with respect to futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain a Fund’s open positions in futures contracts. A margin deposit (“initial margin”) is intended to assure such Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“margin variation”). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund involved will earn interest income on its margin deposits.

        The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

        At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only an approximation. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

        Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

        Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Interest Rate and/or Currency Futures Contracts, and with Respect to Fremont Global Fund, Gold Futures

Contracts

        Options on Futures Contracts are similar to options on fixed-income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

        As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to Fremont Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

Forward Currency and Options Transactions

        A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non–hedging purposes.

        A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

        If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

        Currency options may be either listed on an exchange or traded over the counter (OTC). Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund’s net assets.

Risk Factors and Special Considerations for International Investing

        All Funds, except for California Intermediate Tax-Free Fund and Fremont Money Market Fund, may invest in foreign securities. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

        There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

        The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

        The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

        The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

        The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

        Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

        A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds.

Depository Receipts

        All Funds, except for Fremont Money Market Fund, may invest in Global Depository Receipts (“GDRs”). GDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Certain Tax Matters.” Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

Particular Risk Factors Relating to California Municipal Securities

        The California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California’s counties, municipalities, authorities or other subdivisions.

        A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities. In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State’s revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval. In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State’s General Fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.

        It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. Los Angeles County, the nation’s largest county, has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. In addition, the State and local governments are party to numerous legal proceedings, many of which normally occur in governmental operations, and are or may become involved in other legal proceedings that, if decided against the State or a local government, might require significant future expenditures by, or impair the revenues of, the State or such local government.

        Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State’s rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California’s economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State’s General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets. Large stock market declines in recent years have reduced such tax revenues.

        Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance.

        California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy and significantly affect State and local government budgets.

Recent Developments

        Slowdown of California’s Economy. During 2000, California’s growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

        The slowdown was most pronounced in the State’s high-tech sector and tourism industry. The State’s job losses were concentrated in the San Francisco Bay Area, home to many of the State’s internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in October 2003 was 6.6% compared to 6.8% the previous year. However, the unemployment numbers for October 2003 reflect increased hiring in preparation of an anticipated walkout by 70,000 grocery workers in Southern California that was subsequently resolved. A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

        The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of the beginning of December 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6% higher than forecasted.

        Cash Flow Requirements. Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes (“RANs”) in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the Department of Water Resources (“DWR”) power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants (“RAWs”), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

        Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State’s cash flow projections for repayment of the 2002-03 RANs.

        By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision to the 2003-04 Governor’s Budget assumes that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of either the fiscal recovery bonds (which may be delayed by litigation) or, subject to voter approval in the March 2004 primary election, the issuance of a $15 billion deficit reduction bond. Until the State brings the “structural imbalance” between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

        California Energy Matters. Widely publicized difficulties in California’s energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California’s economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

        Election of Governor Schwarzenegger. In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of Governor Gray Davis. In a subsequent special election, Governor Davis lost his bid to remain Governor of California. On November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California. Shortly after being elected, Governor Schwarzenegger asked the California Legislature to send to California voters a Constitutional spending limit which would require that expenditures during fiscal year 2004-05 not exceed revenues, and an authorization for a $15 billion general obligation bond to refinance State debt. The Legislature approved these proposals in mid-December 2003, and accordingly these measures will appear on the March 2004 primary ballot.

        Southern California Wildfires. In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding, which will be financed by federal funds and private insurance.

Bond Ratings

        S&P, Moody’s and Fitch assign ratings to California’s long term general obligation bonds. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

        The financial difficulties experienced by California and municipal issuers during the recession of the early 1990‘s resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California’s long-term general obligation bonds were reduced in the early 1990‘s from “AAA” levels that had existed prior to the recession of the early 1990‘s. After 1996, the three major rating agencies raised their ratings of California’s general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California’s creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California’s missed budget deadlines, ongoing structural budget impediments and, more recently, the energy situation.

        In January 2001, S&P placed California’s senior ratings on its “credit watch” list with negative implications as a result of the energy situation. On April 24, 2001, S&P lowered California’s general obligation bond rating from “AA” to “A+". In April 2001, Fitch placed the State’s “AA” rating on rating watch – negative. In June 2001, S&P removed California from its “credit watch” list but warned that the State’s financial outlook remained negative. In announcing its removal of California’s ratings from its “credit watch” list, S&P cited the alleviation, at least for the time being, of liquidity pressure on California’s General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody’s lowered California’s general obligation bond rating from “Aa3” to “A1” and the Moody’s rating outlook remained negative. As of September 2002, California’s general obligation bond rating was assigned “A+” from S&P, “A1” from Moody’s and “AA” from Fitch.

        In December 2002, the ratings of the State’s general obligation bonds were reduced by S&P and Fitch. In the summer of 2003, the ratings of S&P and Moody’s were reduced. In December 2003, Moody’s and Fitch again reduced their ratings of the State’s general obligation bonds, citing concerns over the state’s recent action to cut the VLF fee, as well as the State’s continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of February 3, 2004, S&P’s rating was “BBB,” Moody’s rating was “Baa1” and Fitch’s rating was “BBB.” The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

        There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.

Guaranteed Investment Contracts

        Fremont Global Fund may enter into agreements known as guaranteed investment contracts (“GICs”) with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed-income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days notice. Like any fixed-income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

Corporate Debt Securities

        This risk factor applies to Fremont Global Fund and Fremont Bond Fund only. A Fund’s investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

        Securities which are rated BBB by S&P, Baa by Moody’s or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher rated securities. The securities rated below Baa by Moody’s, BBB by S&P, or the equivalent by another NRSRO (sometimes referred to as “junk bonds”), in which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

Segregated Asset Disclosure

        Alternatively to maintaining a segregated account with the custodian, a Fund may earmark liquid assets on its records for segregated asset purposes.

Reduction in Bond Rating

        Fremont Global Fund and Fremont Bond Fund may each invest up to 10% of their net assets in debt securities rated below BBB or Baa, by S&P and Moody’s, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund’s Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa, or the equivalents thereof, are commonly known as “junk bonds.” These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer’s credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding bond ratings.

Concentration

        The Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, real estate investment trusts (“REITs”). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund’s shares.

INVESTMENT RESTRICTIONS

        The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

      The Fund may not:

(1)     Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2)     Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3)     Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)     Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5)     Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6)     Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7)     With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8)     With the exception of the Managers Real Estate Securities Fund, invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

        If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction

        Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the SEC Industrial Classification Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (“SEC”).

Non-Fundamental Investment Restrictions

        The following restrictions are designated as non-fundamental with respect to each Fund and may be changed by the Board without shareholder approval.

        A Fund may not (except as noted):

    (1)        Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

    (2)        (Except Fremont Global Fund and Fremont Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short “against the box.”

Portfolio Turnover

        The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one year) are not considered when computing the portfolio turnover rate.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties. The Fund will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Investment Manager that the disclosures are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) and that the recipient has been notified that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures.

The Trust does not have any arrangements with any person to make available information about the Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

TRUSTEES AND OFFICERS

        The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Fund, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

        The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

        Independent Trustees: The Trustees shown in the table below are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”).

Independent Trustees: The Trustees shown in the table below are not interested persons of the Trust within the meaning of the 1940 Act ("Independent Trustees").

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------	------------	-----------------------	------------	-----------------------
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	39	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)
------------	------------	-----------------------	------------	-----------------------
William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)
------------	------------	-----------------------	------------	-----------------------
Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Partner, Hepburn Willcox, Hamilton & Putnam (1977-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)
------------	------------	-----------------------	------------	-----------------------
Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	39	Trustee of Professionally Managed Portfolios (19 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP
------------	------------	-----------------------	------------	-----------------------
Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)
------------	------------	-----------------------	------------	-----------------------
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1985-Present); Managing Director, CISDM at the University of Massachusetts, (1994-Present); President and Chief Executive Officer, Schneeweis Partners, LLC (2001-Present)	39	None
------------	------------	-----------------------	------------	-----------------------

* The Fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees:The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE/OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/OFFICER
----------	----------	------------------------	------------------------	----------
John Kingston, III DOB: 10/23/65	Trustee since 2004	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998)	39	None
----------	----------	------------------------	------------------------	----------
Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002; President since 2000	President and Chief Executive Officer, The Managers Funds LLC (1999-Present); President, Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Mgmt., Inc. (1989-1993)	39	None
----------	----------	------------------------	------------------------	----------

* The Fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------	--------------------------	-------------------------------------------
Galan G. Daukas DOB: 10/24/63	Chief Financial Officer since 2002	Chief Operating Officer, The Managers Funds
LLC (2002-Present); Chief Financial Officer
The Managers Funds, Managers Trust II and
Managers AMG Funds (2002-Present); Chief
Operating Officer and Chairman of the
Management Committee, Harbor Capital
Management Co., Inc. (2000-2002); Chief
Operating Officer, Fleet Investment Advisors
(1992-2000)
-----------------	--------------------------	-------------------------------------------
Donald S. Rumery DOB: 5/29/58	Treasurer since 2000	Director, Finance and Planning, The Managers
Funds LLC, (1994-Present); Treasurer and
Chief Financial Officer, Managers
Distributors, Inc. (2000-Present); Treasurer,
The Managers Funds (1995-Present), Secretary,
The Managers Funds (1997-2004), Treasurer,
Managers Trust II (2000-Present); Secretary,
Managers Trust I (2000-2004); Treasurer of
Managers AMG Funds (1999-Present)
-----------------	--------------------------	-------------------------------------------
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel,
Affiliated Managers Group, Inc.
(2004-Present); Secretary, The Managers
Funds, Managers Trust I and Managers Trust II
(2004-Present); Senior Counsel, Vice
President and Director of Operational Risk
Management and Compliance, Wellington
Management Company, LLP (1995-2004)
-----------------	--------------------------	-------------------------------------------
	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1] Beneficially Owned as of December 31, 2004
Independent Trustees:
Jack W. Aber	[_____]	[_____]
William E. Chapman II	[_____]	[_____]
Edward J. Kaier	[_____]	[_____]
Steven J. Paggioli	[_____]	[_____]
Eric Rakowski	[_____]	[_____]
Thomas R. Schneeweis	[_____]	[_____]
Interested Trustees:
John Kingston, III	[_____]	[_____]
Peter M. Lebovitz	[_____]	[_____]

1 The Managers Funds Family of Funds consists of Managers Trust I, Managers AMG Funds, The Managers Funds and Managers Trust II

Audit Committee

        The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes, (b) receives and reviews communications from the auditors relating to the auditors’ review of the Funds’ financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees’ Compensation

        For their services as Trustees of the Trust and other mutual funds within the Managers Funds Family of Funds, the Trustees were compensated as follows:

      Compensation Table:

Name of                          Aggregate Compensation   Total Compensation from
                                                           the Fund Complex Paid
Trustee                            From the Fund (a)          to Trustees (b)
Independent Trustees:
Jack W. Aber                            $22,000                   $68,000
William E. Chapman, II                  $24,000                   $73,000
Edward J. Kaier                         $22,000                   $68,000
Steven J. Paggioli                      $22,000                   $68,000
Eric Rakowski                           $22,000                   $68,000
Thomas R. Schneeweis                    $22,000                   $68,000
Interested Trustees:
John Kingston, III                        None                      None
Peter M. Lebovitz                         None                      None

(a)     Compensation is estimated for the Funds’ first full fiscal year November 1, 2004 through October 31, 2005. (b) Total compensation includes estimated compensation to be paid during the 12-month period ending October 31,

2005 for services as a Trustee of Managers Trust I, Managers AMG Funds, The Managers Funds and Managers Trust II. The Trust does not provide any pension or retirement benefits for the Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of November 5, 2004 there were no shares of any Fund outstanding. The Funds had not commenced operations as of that date.

MANAGEMENT OF THE FUNDS

Investment Manager

        The Trustees provide broad supervision of the operations and affairs of the Trust and the Funds. The Managers Funds LLC (the “Investment Manager”) serves as investment manager to the Funds pursuant to an investment management agreement (the “Investment Management Agreement”). Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) which serves as the managing member of The Managers Funds LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

Subadvisors

        The assets of the Funds are managed by the Subadvisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager to change Subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

        A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC.

Management and Subadvisory Agreements

        The terms of the Management Agreement provide for the Investment Manager to have overall supervisory responsibility for each Fund’s general investments and management of its assets in accordance with the Fund’s investment objectives, policies and restrictions, subject to such direction as it may receive from the Trustees from time to time. The Manager is responsible for (a) selecting and recommending to the Trustees one or more Subadvisors for each Fund and for monitoring and evaluating the performance of each Subadvisor on an ongoing basis and (b) exercising investment discretion and making all determinations with respect to any portion of a Fund’s assets not assigned to a Subadvisor, including determinations regarding the purchase and sale of portfolio securities. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to Subadvisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment Manager will provide such services in accordance with the Funds’ investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

        The Management Agreement has an initial two year term and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trust’s Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time, without the payment of any penalty, (i) by the vote of a majority of the Trust’s Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the Trust, or (iii) with respect to a Fund, by vote of a majority of the outstanding shares of the Fund, in each case upon sixty (60) days written notice to the Investment Manager. The Management Agreement may be terminated by the Investment Manager upon sixty (60) days written notice to the Trust.

        The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act.

        Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

        Each Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to its respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, the Subadvisory Agreements do not obligate a Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

        Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of the Subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the Subadvisors. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

        Each Subadvisory Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        Under the terms of each Subadvisory Agreement, the agreement may be terminated: (i) by the Investment Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to a Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days written notice to the Investment Manager and the Trust.

        Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

Compensation of the Investment Manager and Subadvisors

        As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

        The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement. Under that agreement, the Investment Manager supervises the overall administration of and certain shareholder services for each Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, the Investment Manager receives a fee from each Fund of 0.25% per annum of its average daily net assets for all Funds except the Fremont Money Market Fund, which pays 0.15% per annum of its average daily net assets.

        As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

        Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading “Fees and Expenses” located in the front of the Funds’ Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term.

Approval of Investment Management and Subadvisory Agreements

        On June 15, 2004, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreements between the Investment Manager and each Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisors, including the Funds’ projected expenses and expense data for similar funds (including the series of Fremont Mutual Funds, Inc. (each, a “Predecessor Fremont Fund”) proposed to be reorganized into the Funds).

        Investment Management Agreement. With respect to the Investment Management Agreement, the Trustees took into account their deliberations and conclusions with respect to the most recent continuation of Investment Management Agreements between the Trust and the Investment Manager on behalf of other series of the Trust, which occurred in May 2004. The Trustees received assurances from the Investment Manager that there had been no material changes in the information previously provided by the Investment Manager, and reviewed by the Trustees, in connection with the foregoing continuations relating to the Investment Manager’s operations and personnel. Such information about the Investment Manager included, among other things, a balance sheet and income statement, biographical information on the Investment Manager’s supervisory and professional staff and descriptions of the Investment Manager’s organizational and management structure. With respect to the Fremont Money Market Fund, for which the Investment Manager will have day to day investment management responsibility under the Investment Management Agreement, the Trustees received information regarding the portfolio management personnel to be retained by the Investment Manager prior to commencement of the Fund’s operations to manage the Fund (the “Fremont Personnel”) and the performance of the applicable Predecessor Fremont Fund. In the course of their deliberations regarding the Investment Management Agreement with respect to the Funds other than the Fremont Money Market Fund, the Trustees evaluated, among other things: (a) the Investment Manager’s process for selecting Subadvisors; (b) the manner in which the Investment Manager will monitor the Subadvisors’ investment performance and consistency of investment approach; (c) the Investment Manager’s administrative capabilities including its ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs, including those related to personal investing. The Trustees also took into account the Investment Manager’s undertakings to implement certain expense limitations for the Funds and that the total expense ratio of each Fund is expected to be equal to or lower than the total expense ratio of its corresponding Predecessor Fremont Fund. With respect to the Fremont Money Market Fund, the Trustees evaluated the qualifications and experience of the Fremont Personnel, including their performance managing the applicable Predecessor Fremont Fund and their experience conducting credit reviews, as well as the Investment Manager’s capabilities cited in (c) and (d) of the preceding sentence.

        The Trustees reached the following conclusions regarding the Investment Management Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Investment Manager maintains appropriate compliance programs; (C) upon retaining the Fremont Personnel, the Investment Manager will be qualified to manage the Fremont Money Market Fund’s assets in accordance with its objective; and (D) each Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Investment Management Agreement would be in the interests of the Funds and their shareholders.

        Subadvisory Agreement with Armstrong Shaw Associates, Inc. (“Armstrong”). With respect to the Subadvisory Agreement with Armstrong, subadvisor to Managers Fremont Global Fund, the Trustees relied in part on their recent review of materials in connection with the approval of Armstrong as a subadvisor to another fund in the Managers Fund Family of Funds, which occurred at the Trustees’ meeting on May 16-17, 2004. The materials the Trustees reviewed included materials relating to Armstrong’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on May 16-17, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Armstrong covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the meeting on June 15, 2004, the Trustees also received a presentation from Armstrong addressing similar matters, including its assets under management of $6.2 billion (as of December 31, 2003) and its philosophy of investing in undervalued securities. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Armstrong; (b) the qualification and experience of Armstrong’s personnel; (c) Armstrong’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that Armstrong will employ in managing Fund assets (its “Investment Strategy”), and (ii) the consistency of Armstrong’s adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) Armstrong’s performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

        Subadvisory Agreement with First Quadrant, L.P. (“First Quadrant”). With respect to the Subadvisory Agreement with First Quadrant, subadvisor to Managers Fremont Global Fund and Managers Structured Core Fund, the Trustees relied in part on their recent review of materials in connection with the approval of First Quadrant as a subadvisor to another fund in the Managers Fund Family of Funds, which occurred at the Trustees’ meeting on May 16-17, 2004. At that meeting, the Trustees reviewed materials relating to First Quadrant’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, as well as a balance sheet and income statement. At the meeting on May 16-17, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to First Quadrant covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the June 15, 2004 meeting, the Trustees also received a presentation from First Quadrant addressing similar matters, including First Quadrant’s assets under management of $17.1 billion (as of December 31, 2003) and its tax-advantaged strategies for investing. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by First Quadrant; (b) the qualification and experience of First Quadrant’s personnel; (c) First Quadrant’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategies that First Quadrant will employ in managing Fund assets (its “Investment Strategies”), and (ii) the consistency of First Quadrant’s adherence to the Investment Strategies in managing accounts of its other advisory clients that have hired it to employ the Investment Strategies; (e) how the Investment Strategy would complement those of the Fund’s other Subadvisors; and (f) First Quadrant’s performance in employing its Investment Strategies.

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing each Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategies consistently over time; and (E) each Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of each Fund and its shareholders.

        Subadvisory Agreement with Jarislowsky, Fraser Limited (“Jarislowsky”). With respect to the Subadvisory Agreement with Jarislowsky, subadvisor to Managers Fremont Global Fund and Managers International Growth Fund, the Trustees reviewed materials relating to Jarislowsky’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Jarislowsky covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Jarislowsky addressing similar matters, including its operation as an investment manager since 1955, its assets under management of $33.6 billion (as of December 31, 2003) and the over 20 years of investment experience of the members of Jarislowsky’s Investment Strategy Committee. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Jarislowsky; (b) the qualification and experience of Jarislowsky’s personnel; (c) Jarislowsky’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategies that Jarislowsky will employ in managing Fund assets (its “Investment Strategies”), and (ii) the consistency of Jarislowsky’s adherence to the Investment Strategies in managing accounts of its other advisory clients that have hired it to employ the Investment Strategies; (e) how the Investment Strategies would complement those of the Fund’s other Subadvisors; and (f) Jarislowsky’s performance in employing its Investment Strategies (including the performance of the applicable Predecessor Fremont Funds).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing each Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategies consistently over time; and (E) each Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of each Fund and its shareholders.

        Subadvisory Agreement with Kern Capital Management LLC (“Kern”). With respect to the Subadvisory Agreement with Kern, subadvisor to Managers Fremont Global Fund, Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund, the Trustees relied in part on their recent review of materials in connection with the approval of Kern as a subadvisor to another fund in the Managers Fund Family of Funds, which occurred at the Trustees’ meeting on May 16-17, 2004. At that meeting, the Trustees reviewed materials relating to Kern’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, as well as a balance sheet and income statement. The Trustees also reviewed fee and performance information for the applicable Predecessor Fremont Fund at the June 15, 2004 meeting. At the meeting on May 16-17, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Kern covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Kern addressing similar matters, including the over 20 years average investment management experience of the eight members of its investment team and its assets under management of $1.8 billion (as of December 31, 2003). In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Kern; (b) the qualification and experience of Kern’s personnel; (c) Kern’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategies that Kern will employ in managing Fund assets (its “Investment Strategies”), and (ii) the consistency of Kern’s adherence to the Investment Strategies in managing accounts of its other advisory clients that have hired it to employ the Investment Strategies; (e) how the Investment Strategies would complement those of the Fund’s other Subadvisors; and (f) Kern’s performance in employing its Investment Strategies (including the performance of the applicable Predecessor Fremont Funds).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing each Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategies consistently over time; and (E) each Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of each Fund and its shareholders.

        Subadvisory Agreement with Northstar Capital Management, Inc. (“Northstar”). With respect to the Subadvisory Agreement with Northstar, subadvisor to Managers Fremont Global Fund, the Trustees reviewed materials relating to Northstar’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Northstar covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Northstar addressing similar matters, including its experience as a money manager focusing on selecting high quality, high earnings growth companies. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Northstar; (b) the qualification and experience of Northstar’s personnel; (c) Northstar’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that Northstar will employ in managing Fund assets (its “Investment Strategy”), and (ii) the consistency of Northstar’s adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; (e) how the Investment Strategy would complement those of the Fund’s other Subadvisors; and (f) Northstar’s performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

        Subadvisory Agreement with TimesSquare Capital Management, LLC. (“TimesSquare”). With respect to the Subadvisory Agreement with TimesSquare Capital Management, Inc. ("TimesSquare"), the predecessor subadvisor to Managers Small Cap Fund (the "Predecessor Subadvisory Agreement"), the Trustees reviewed materials relating to the TimesSquare Inc.'s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to TimesSquare Inc. covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from TimesSquare Inc. addressing similar matters, including its assets under management of $43.5 billion (as of December 31, 2003) and its experience as a money manager focusing on researching small-cap growth stocks. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by TimesSquare Inc.; (b) the qualification and experience of TimesSquare Inc.'s personnel; (c) TimesSquare Inc.'s compliance programs, including those related to personal investing; (d)(i) the particular investment strategy that TimesSquare Inc. will employ in managing Fund assets (its "Investment Strategy"), and (ii) the consistency of TimesSquare Inc.'s adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) TimesSquare Inc.'s performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

The Trustees reached the following conclusions regarding the Predecessor Subadvisory Agreement, among others: (A) TimesSquare Inc. is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (B) TimesSquare Inc. maintains appropriate compliance programs; (C) TimesSquare Inc.'s Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) TimesSquare Inc. is likely to execute its Investment Strategy over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and TimesSquare Inc..

On the basis of the foregoing, the Trustees determined that approval of the Predecessor Subadvisory Agreement would be in the interests of the Fund and its shareholders.

On November 19, 2004, TimesSquare acquired the growth equity management business of TimesSquare Inc., including the operations and personnel used in the performance of subadvisory services to the Fund. At the meeting on December 3, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to TimesSquare covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach), which information was substantially the same as that previously considered with respect to TimesSquare Inc.

The Trustees reached the following conclusions regarding the Subadvisory Agreement with TimesSquare (the "Subadvisory Agreement"), among others: (A) TimesSquare is qualified to manage the Fund's assets in accordance with its investment objective and policies; (B)TimesSquare maintains appropriate compliance programs; (C) TimesSquare's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (D) TimesSquare is likely to execute its Investment Strategy consistently over time; and (E) the Fund's advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and TimesSquare.

On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests on the Fund and its shareholders.

        Subadvisory Agreement with Urdang Securities Management, Inc. (“Urdang”). With respect to the Subadvisory Agreement with Urdang, subadvisor to Managers Real Estate Securities Fund, the Trustees reviewed materials relating to Urdang’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Urdang covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Urdang addressing similar matters, including its operation as an investment manager since 1987 and its strategy of investing in real estate securities with a focus on long-term value creation. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Urdang; (b) the qualification and experience of Urdang’s personnel; (c) Urdang’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that Urdang will employ in managing Fund assets (its “Investment Strategy”), and (ii) the consistency of Urdang’s adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) Urdang’s performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

        Subadvisory Agreement with Pacific Investment Management Company, LLC (“PIMCO”). With respect to the Subadvisory Agreement with PIMCO, subadvisor to Managers Fremont Bond Fund, the Trustees reviewed materials relating to PIMCO’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to PIMCO covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from PIMCO addressing similar matters, including its operation as an investment manager since 1971, its assets under management of $394.6 billion (as of March 31, 2004), its experience in managing fixed income assets and allegations of inappropriate market timing and revenue sharing activities. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by PIMCO; (b) the qualification and experience of PIMCO’s personnel; (c) PIMCO’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that PIMCO will employ in managing Fund assets (its “Investment Strategy”), and (ii) the consistency of PIMCO’s adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) PIMCO’s performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

        Subadvisory Agreement with Evergreen Investment Management Company, LLC (“Evergreen”). With respect to the Subadvisory Agreement with Evergreen, subadvisor to Managers California Intermediate Tax-Free Fund, the Trustees reviewed materials relating to Evergreen’s operations, personnel, investment philosophy, strategies and techniques, including biographical information on portfolio management and other professional staff, and fee and performance information for the applicable Predecessor Fremont Fund. At the meeting on June 15, 2004, the Trustees received a report from the Investment Manager regarding its due diligence with respect to Evergreen covering matters such as compliance, financial condition, personnel, performance and investment approach (including consistency of investment approach). At the same meeting, the Trustees also received a presentation from Evergreen addressing similar matters, including its operation as an investment manager since 1983 and its experience as a money manager focusing on municipal bonds. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by Evergreen; (b) the qualification and experience of Evergreen’s personnel; (c) Evergreen’s compliance programs, including those related to personal investing; (d) (i) the particular investment strategy that Evergreen will employ in managing Fund assets (its “Investment Strategy”), and (ii) the consistency of Evergreen’s adherence to the Investment Strategy in managing accounts of its other advisory clients that have hired it to employ the Investment Strategy; and (e) Evergreen’s performance in employing the Investment Strategy (including the performance of the applicable Predecessor Fremont Fund).

        The Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (A) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (B) the Subadvisor maintains appropriate compliance programs; (C) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (D) the Subadvisor is likely to execute its Investment Strategy consistently over time; and (E) the Fund’s advisory fees are reasonable in relation to those of similar funds and to the services provided or to be provided by the Investment Manager and the Subadvisor.

        On the basis of the foregoing, the Trustees determined that approval of the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Proxy Voting Policy

        Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. Descriptions of each Subadvisor’s proxy voting policies and procedures are set forth in Appendix A to this Statement of Additional Information. Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund do not intend to invest in voting securities, except that each Fund may hold shares of a Cash Sweep Fund.

        Beginning no later than August 1, 2004, each Fund’s proxy voting record for the twelve month period ended June 30, 2004 will be available (i) by calling 1-800-835-3879, (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

        The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are applicable to “access persons” of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services / Distribution Arrangements

        Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Administrator”) of the Trust. Under a Distribution Agreement between the Trust and the Distributor, the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund’s shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

        The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

        The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Custodian

        The Bank of New York (the “Custodian”), 100 Church Street, New York, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

        The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

        PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, is the transfer agent (the “Transfer Agent”) for the Funds. PFPC Brokerage Services, P.O. Box 9847, Providence, R.I 02940, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

Independent Registered Public Accounting Firm

[STATEMENT REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO BE FILED BY AMENDMENT.]

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

        The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

        In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The fees of each Subadvisor are not reduced by reason of their receipt, if any, of such brokerage and research services. Generally, a Subadvisor does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager may direct a Subadvisor to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

        The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

        The fees of the Subadvisors are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services.

Brokerage Recapture Arrangements

        The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

        Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax exempt employee welfare, pension and profit sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

        Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

        Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o PFPC, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Fund, will also receive that day’s offering price, provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

        Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

        To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

        If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

        In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

        Any redemption orders in proper form received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund, will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

        Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge, other than the 2.00% fee charged for redemptions of shares of the International Growth Fund within thirty (30) days of purchase. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case by case basis.

        If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

        Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

        An investor may exchange shares from the Funds into shares of other funds in our fund families (for a current list of these funds, call (800) 835-3879. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

        Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

        The net asset value per share of a Fund is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions

        Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Massachusetts Business Trust

        The Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

        Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

        No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

        The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

        The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

        The Trust is an open end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes.

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

        The shareholders of the Trust are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

        The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

        The Trustees have authorized the issuance and sale to the public of shares of eleven series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

CERTAIN TAX MATTERS

        The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

        EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

        The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund has elected and intends to qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

        If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

        If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds’ Investments

        Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code applicable to regulated investment companies. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

        Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

        Options and Futures Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

        Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for “mixed straddles” (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund’s risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a “mixed straddle” that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund’s securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its “mixed straddles” that could alter certain effects of section 1256 or section 1092.

        Tax Implications of Certain Investments. Certain of a Fund’s investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

        The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund.

Federal Income Taxation of Shareholders

        Distributions of net realized short-term capital gains by a Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In general, dividends paid by Managers Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund will not constitute qualified dividend income. In order to be eligible for the 15% maximum rate on distributions from a Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other shares of such Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

        Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations. In general, dividends paid by Managers Fremont Global Fund, Managers International Growth Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund will not be eligible for the dividends received deduction.

        Any dividend declared by a Fund in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

        It is expected that Managers California Intermediate Tax-Exempt Fund will pay “exempt-interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Fund’s net tax-exempt interest income will be exempt-interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund. However, such dividends may be an item of preference for alternative minimum tax calculation purposes. Distributions from Managers California Intermediate Tax-Exempt Fund generally will not be subject to California personal income tax. Notwithstanding the foregoing, investors in Managers California Intermediate Tax-Exempt Fund should be aware, however, that they may be subject to federal and/or state income tax with respect to some distributions from the Fund.

        If a shareholder of Managers California Intermediate Tax-Exempt Fund receives exempt-interest dividends with respect to a share of such Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such share.

        Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands and the transaction is treated as a sale for federal income tax purposes. Generally, a shareholder’s gain or loss, if any, will be a long term gain or loss if the shares have been held for more than one year. Because Fremont Money Market Fund attempts to maintain a stable NAV of $1.00 per share, it is anticipated that a disposition of the shares of such Fund generally would not result in a gain or loss.

        Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

        Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

        In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund or a broker may be required to withhold U.S. federal income tax as “backup withholding” at the current rate of 28% for the calendar year 2004 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund’s shares unless an appropriate IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

        Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders; their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a share of Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year generally can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

        If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

        Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

        Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

        SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

Yield

        The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/(cd) + 1)6 – 1]

In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

        The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund’s yield figures are based on historical earnings and are not intended to indicate future performance.

Average Annual Total Return

        The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods or for such lesser periods that the Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return n = number of years ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

        The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

Each investment performance figure will be carried to the nearest hundredth of one percent.

After Tax and Cumulative Returns

        Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions) n = number of years
ATVD	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

        The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, and long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

        The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

        Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption) n = number of years ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

        The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

        The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

        The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

        The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

        Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

Additional Information

        This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

        Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

[STATEMENT REGARDING THE FUND'S FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE FROM THE FUND'S ANNUAL REPORT TO BE FILED BY AMENDMENT.]

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD and POOR’S AND MOODY’S INVESTORS SERVICE, INC.

STANDARD and POOR’S

AAA

        An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

        An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

        An obligation rated ‘BB’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

        An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

        An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

        The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D

        An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P

        The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L

        The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

_________________

        Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r

        The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

      Not Rated.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE, INC.

Aaa

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

        Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

        Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

        Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

        Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Appendix A

Summary of Subadvisors’ Proxy Voting Policies

Managers Fremont Global Fund

Armstrong Shaw Associates Inc. (“Armstrong Shaw”)

On behalf of the Fund, Armstrong Shaw’s Proxy Voting Committee reviews each proxy and makes decisions based on proxy research, including, but not limited to research provided by Institutional Shareholder Services (“ISS”), consultation with portfolio managers/analysts and the policies stated herein. Armstrong Shaw’s proxy voting decisions are made according to guidelines that are intended to protect and maximize the economic interests of the Fund. A copy of Armstrong Shaw’s proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit A.

Armstrong Shaw’s Proxy Administrator reviews all proxies to determine if a material conflict of interest exists between Armstrong Shaw’s interests and those of the Fund. A conflict of interest may exist, for example, if Armstrong Shaw has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

If it is decided that a conflict does exist, the proxy will be voted strictly according to the pre-determined guidelines attached as Exhibit A. Any material conflict of interest will be resolved in the best interests the Fund.

Armstrong Shaw has designed its guidelines to ensure that proxies are voted in the best interest of the Fund. While it is impossible to anticipate every issue that may come up for a proxy vote, Armstrong Shaw has included what it believes to be some of the most common proxy issues. Ultimately, every vote is determined on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, the economic impact to the company and all other relevant facts and circumstances at the time of the vote.

First Quadrant, L.P. (“First Quadrant”)

First Quadrant votes proxies in the best interest of the Fund. First Quadrant utilizes the services of Institutional Shareholder Services (“ISS”) to act as agent for the proxy process, to maintain records on proxy voting for clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of ISS’ proxy voting guidelines, a summary of which is attached as Exhibit B.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of the Fund when determining how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, ISS’ proxy voting policies (a summary of which is attached). Any changes to the ISS voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

The adoption of the ISS proxy voting policies provides pre- determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of the Fund or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from ISS, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to ISS if First Quadrant has a material conflict of interest.

Jarislowsky, Fraser Limited (“JF”)

A Proxy Voting Committee, consisting of members of the firm’s research team and chaired by JF’s president, meets weekly to review all upcoming proxy issues and events. JF’s stated goal is to accrue and enhance economic value for the Fund. JF believes that this entails voting along with the board of directors (or independent board members in cases where a conflict of interest with management or a significant owner is evident), who as shareholder representatives must act in the best interest of the shareholder. In cases where JF strongly believes that a certain proposal will unduly increase the risk level or reduce the economic value of the relevant security, and that value will be enhanced by voting against a board of directors, JF will do so. In the same vein, if JF believes that the voting of a particular proxy may reduce the economic value of the security, then JF may elect not to participate in such a vote. A copy of the policies used by JF to vote Fund proxies is attached as Exhibit C.

If there are any potential conflicts of interest, JF will notify the Fund of its voting intentions and disclose the nature of the conflict. Where needed, internal “fire walls” are established. JF votes all client proxies internally, and it uses the services of ISS for proxy alerts and analyses.

Kern Capital Management LLC

All proxies will be voted for the investment benefit of the Fund. For routine proxy proposals, these proposals will generally, but not always, be voted in accordance with the recommendations of company management. Routine proxies are proxies which contain proposals, which are routine and do not diminish or threaten shareholder value. Examples include:

o Election of Directors, number of Directors, terms of office, and number of share owned. o Selection and ratification of outside auditors o Frequency of Director’s attendance at meeting o Post annual meeting reports to shareholders o Stock splits or fractional stock dividends o Change in the name of the Company o Number of Director’s meetings held each year o Application for listing of securities on a stock exchange o Remuneration of Directors, management and employees, including wages, salaries, stock options, thrift, profit, or pension plans, bonuses and other incentives or compensation (except compensation proposals judged excessive may be voted against).

o	Indemnification of Officers and Directors, so long as limiting language is attached (no blanket indemnification). Provisions that relieve directors of liability for “breaches of the duty of loyalty” or unlawful acts will be voted against.

For non-routine proposals, these proposals will be carefully evaluated by portfolio management and voted in a manner which is believed will tend to maximize shareholder value over the long-term. Non-routine proxies are proxies that contain proposals which could diminish or threaten shareholder wealth or control. Examples include:

o Shareholder voting o Acquisitions, mergers, spin-offs
o	Changes in Articles of Incorporation, State of Incorporation, by-laws of Code of Regulations, including but not limited to increases in number of shares authorized and waiving of pre-emptive rights.

o	Any of various actions designed to deter potential takeover by outside interests, such as “minimum price” restrictions, “super-majority” provisions, or staggered-year elections for Directors.

o Any proxy solicited by non-management persons.

If a non-routine proposal is unlikely to have a material adverse impact on long-term shareholder value or to reduce shareholder rights, then the issue should be voted for in accordance with management’s recommendation. Such issues might include social or environmental topics, capitalization structure and “normal” compensation plans. If the proposal is judged to have a material adverse impact on long-term shareholder value or reduce shareholder’s rights, then the issue generally will be voted against. Such issues generally tend to make a company takeover more difficult or to unfairly enrich/protect management to the detriment of shareholders. Examples of such issues include:

o Abolition of cumulative voting for boards of directors o Staggered terms for board of directors

o Change in state of incorporation (if intent/result is anti-takeover in nature) o Pre-emptive rights o Imposition of supermajority vote o “Poison-pill” provisions of corporate by-laws o “Golden parachutes” for management or extreme/outlandish compensation plans o Various other “shark-repellant” or anti-takeover schemes.

If the proposal is one that rescinds previous anti-takeover measures in the company’s by-laws or that enhances shareholder rights, then the issue will generally be voted for. Such proposals might include:

o Confidential voting in corporate elections

o Shareholder consideration of “golden parachute” management severance agreements o Elimination of “poison pill” management entrenchment devices o Alternative slates of directors (if a case can be made that it will lead to a more timely realization of shareholder value)

The above guidelines are not exhaustive and may not be binding in every proposal and should not supercede portfolio management’s judgment as to the merits of a particular proposal. Proposed mergers and acquisitions are evaluated on a case by case basis.

Northstar Capital Management, Inc. (“Northstar”)

Northstar’s Proxy Officer reviews all proxies and votes them according to the guidelines set forth in Northstar’s written proxy policy (the “Northstar Guidelines”), a copy of which is attached as Exhibit D. The Proxy Officer consults with the Proxy Committee (consisting of the portfolio managers of Northstar) on proposals and issues not covered by the Northstar Guidelines. The Proxy Committee reviews these procedures and, for issues not clearly covered, decides on an appropriate policy.

Northstar will generally vote pursuant to the Northstar Guidelines when conflicts of interest arise. When there are proxy proposals that give rise to a conflict of interest not covered by these policies and procedures, the Proxy Committee will meet and decide how to address the conflict, which may include (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any conflicting relationship; (iv) voting in proportion to other shareholders; or (v) voting in other ways consistent with Northstar’s obligation to vote in the best interest of the Fund.

Managers Fremont Bond Fund

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO reviews each proxy to determine whether there is any conflict between its interest and those of the Fund. If no conflict exists, the proxy is forwarded to the portfolio manager responsible for the Fund. The portfolio manager then makes a recommendation as to how the proxy will be voted. Recommendations are made on a case-by-case basis with the goal being to serve the Fund’s best interests. PIMCO’s proxy voting policies, a copy of which is attached as Exhibit E, include a non-exclusive list of factors that may play a role in determining recommendations regarding particular proxy issues. Each portfolio manager recommendation is reviewed prior to submission.

If it is determined that a material conflict of interest exists with respect to a proxy, PIMCO will seek to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening an ad-hoc committee to assess and resolve the conflict, such committee to be comprised of personnel who have no direct interest in the outcome of the potential conflict; (ii) voting in accordance with the instructions/consent of the Fund after providing notice of and disclosing the conflict to the Fund; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the Fund engage another party to determine how the proxies should be voted; (v) delegating the vote to an independent third-party service provider; or (vi) voting in accordance with the factors mentioned above.

Managers Small Cap Fund

TimesSquare Capital Management, LLC (“TimesSquare”)

TimesSquare's Compliance Department works with portfolio managers and analysts to develop guidelines for voting on proxy proposals. These proxy voting guidelines are reviewed and approved annually by the TimesSquare Proxy Voting Committee. Investor Responsibility Research Center, which is responsible for the mechanics and administration of TimesSquare's proxy voting process, votes Fund proxies in accordance with TimesSquare's proxy voting guidelines. Any proposals that the guidelines indicate are handles on a case-by-case basis are referred to the Compliance Department which confers with equity analysts and portfolio managers to generate a recommendation for consideration by the Proxy Voting Committee.
To address potential material conflicts between the interest of the TimesSquare and its affiliates and the interests of the Fund, TimesSquare has developed pre-determined proxy voting guidleines that are approved by the Proxy Voting Committee. Any proposal to vote in a manner inconsistent with the pre-determined guidelines must also be approved by the Proxy Voting Committee.

Managers International Growth Fund

See disclosure above regarding Jarislowsky, Fraser Limited under Managers Fremont Global Fund.

Managers Fremont Micro-Cap Fund and Managers Institutional Fremont Micro-Cap Fund

See disclosure above regarding Kern Capital Management LLC under Managers Fremont Global Fund.

Managers Structured Core Fund

See disclosure above regarding First Quadrant, L.P. under Managers Fremont Global Fund.

Managers Real Estate Securities Fund

Urdang Securities Management, Inc.

Urdang has contracted with an independent third party, Institutional Shareholder Services (“ISS”), to vote Fund proxies according to a set of pre-determined proxy voting policy guidelines. A summary of ISS proxy voting policy guidelines used to vote Fund proxies is attached as Exhibit G.

                                                           MANAGERS TRUST I
                                                               FORM N-1A
                                                       PART C. OTHER INFORMATION

Item 23.          Exhibits.

    (a)(i)        Declaration of Trust dated December 17, 1991.  (iii)

    (a)(ii)       Amendment No. 8 to Declaration of Trust changing the name of the Trust to "Managers Trust I".  (viii)

    (a)(iii)      Amendment No. 9 to Declaration of Trust establishing Institutional and Investor Shares of the First Quadrant
                  Tax-Managed Equity Fund.  (ix)

    (a)(iv)       Amendment No. 10 to Declaration of Trust establishing Managers Fremont Global Fund, Managers International Growth
                  Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont
                  Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund, Managers California
                  Intermediate Tax-Free Fund and Fremont Money Market Fund.  (x)

    (b)           By-Laws, as amended.  (viii)

    (c)           Not Applicable.

    (d)(i)        Fund Management Agreement between The Managers Funds LLC and Managers Trust I, dated as of August 1, 2000.  (iv)

    (d)(ii)       Form of Supplement to Fund Management Agreement between The Managers Funds LLC and Managers Trust I.  (x)

    (d)(iii)      Sub-Advisory Agreement between The Managers Funds LLC and Smith Breeden Associates, Inc. dated August 1, 2000.  (iv)

    (d)(iv)       Form of Subadvisory Agreement between The Managers Funds LLC and Armstrong Shaw Associates, Inc.  (x)

    (d)(v)        Form of Subadvisory Agreement between The Managers Funds LLC and Jarislowsky Fraser Limited.  (x)

    (d)(vi)       Form of Subadvisory Agreement between The Managers Funds LLC and Kern Capital Management LLC.  (x)

    (d)(vii)      Form of Subadvisory Agreement between The Managers Funds LLC and Northstar Capital Management, Inc.  (x)

    (d)(viii)     Form of Subadvisory Agreement between The Managers Funds LLC and TimesSquare Capital Management, Inc.  (x)

    (d)(ix)       Form of Subadvisory Agreement between The Managers Funds LLC and Urdang Securities Management, Inc.  (x)

    (d)(x)        Form of Subadvisory Agreement between The Managers Funds LLC and Pacific Investment Management Company, LLC.  (x)

    (d)(xi)       Form of Subadvisory Agreement between The Managers Funds LLC and First Quadrant, L.P.  (x)

    (d)(xii)      Form of Subadvisory Agreement between The Managers Funds LLC and Evergreen Investment Management Company, LLC.  (x)

    (d)(xiii)     Form of Subadvisory Agreement between The Managers Funds LLC and TimesSquare Capital Management, LLC. (filed herewith)

    (e)(i)        Distribution Agreement between Managers Distributors, Inc. and Managers Trust I dated August 1, 2000.  (v)

    (e)(ii)       Form of Amendment to Distribution Agreement between Managers Distributors, Inc. and Managers Trust I.  (viii)

    (e)(iii)      Form of Supplemental Letter to Distribution Agreement between Managers Distributors, Inc. and Managers Trust I with respect to Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers
                  Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate
                  Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund.  (x)

    (f)           Not Applicable.

    (g)           Custodian Contract between The Bank of New York and Managers Trust I dated  August 5, 2002.  (vi)

    (h)(i)        Administration and Shareholder Servicing Agreement, dated as of August 1, 2000.  (iv)

    (h)(ii)       Transfer Agency and Service Agreement between The Managers Trust I and State Street Bank and Trust Company, dated as of August 1, 2000.  (iv)

    (h)(iii)      Form of Expense Limitation and Recoupment Agreement between The Managers Funds LLC and Managers Trust I.  (x)

    (h)(iv)       Form of supplement to Administration and Shareholder Servicing Agreement with respect to Managers Fremont Global
                  Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont
                  Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond
                  Fund, Managers California Intermediate Tax-Free Fund and Fremont Money Market Fund.  (x)

    (h)(v)        Transfer Agency and Service Agreement between Managers Trust I and PFPC, Inc.*

    (i)(i)        Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered.  (i)

    (i)(ii)       Opinion and consent of Goodwin Procter LLP with respect to legality of securities being registered.  (ix)

    (i)(iii)      Opinion and Consent of Goodwin Procter LLP with respect to shares of Managers Fremont Global Fund, Managers
                  International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund,
                  Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, Managers Fremont Bond Fund, Managers
                  California Intermediate Tax-Free Fund and Fremont Money Market Fund.*

    (j)           Not applicable.

    (k)           Not applicable.

    (l)           Initial Capital Agreements.  (i)

    (m)           Plan of Distribution Pursuant to Rule 12b-1.  (viii)

    (n)           Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3.  (viii)

    (o)(i)        Code of Ethics of Managers Trust I.  (iv)

    (o)(ii)       Code of Ethics of The Managers Funds LLC and Managers Distributors, Inc.  (v)

    (o)(iii)      Code of Ethics of First Quadrant, L.P.  (vii)

    (o)(iv)       Code of Ethics of Armstrong Shaw Associates, Inc.  (x)

     (o)(vi)      Code of Ethics of Jarislowsky Fraser Limited.  (x)

    (o)(vii)      Code of Ethics of Kern Capital Management LLC.  (x)

    (o)(viii)     Code of Ethics of Northstar Capital Management, Inc.  (x)

    (o)(ix)       Code of Ethics of TimesSquare Capital Management, LLC  (filed herewith)

    (o)(x)        Code of Ethics of Urdang Securities Management, Inc.  (x)

    (o)(xi)       Code of Ethics of Pacific Investment Management Company, LLC.  (x)

    (o)(xii)      Code of Ethics of First Quadrant, L.P.  (x)

    (o)(xiii)     Code of Ethics of Evergreen Investment Management Company, LLC.  (x)

    (o)(xiv)      Code of Ethics of TimesSquare Capital Management, LLC. (filed herewith)

    (p)(i)        Power of Attorney for the Trustees of the Registrant.  (vi)

    (p)(ii)       Power of Attorney for the Officers of the Registrant.  (vi)

    (p) (iii)     Power of Attorney for Richard E. Holmes.  (x)

    -------------------------------------------
    (i)  Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration        Nos. 033-44909, 811-6520
    (filed April 14, 1992).

    (ii) Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration        Nos. 033-44909; 811-6520
    (filed August 1, 1995).

    (iii)Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration        Nos. 033-44909; 811-6520
    (filed July 31, 1998).

    (iv) Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration        Nos. 033-44909; 811-6520
    (filed August 1, 2000).

    (v)  Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration        Nos. 033-44909; 811-6520
    (filed August 1, 2001).

(vi)     Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed
             May 30, 2003).

(vii)    Filed as an exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed
             July 31, 2003).

(viii)   Filed as an Exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed
             December 31, 2003).

(ix)     Filed as an Exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed
             March 1, 2004).

(x)      Filed as an Exhibit to the Registrant's Registration Statement on Form N-1A, Registration Nos. 033-44909; 811-6520 (filed
             July 29, 2004).

    *    (To be filed by amendment)

Item 24. Persons Controlled by or Under Common Control with Registrant.
                  None.

Item 25.          Indemnification.

                  Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the trustees and officers of Registrant against liabilities which may be incurred by them in such capacities.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the act, and is therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

                  Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Item 26.          Business and Other Connections of Investment Adviser.

                  The Managers Funds LLC, a registered investment adviser, serves as investment adviser to the Trust.  The Managers
                  Funds LLC is an indirect subsidiary of Affiliated  Managers Group, Inc. ("AMG") and a wholly owned subsidiary serves as its managing member.  The Managers Funds LLC serves exclusively as an investment adviser to and distributor of shares of investment companies registered under the 1940 Act. The business and other  connections of the Officers and
                  Directors of The Managers  Funds LLC, are listed in Schedules A and D of its ADV Form  as currently on file with the
                  Commission, the text of which schedules are hereby incorporated herein by reference.  The file number of said ADV
                  Form is 801-56365.

                  The Managers Funds LLC has hired subadvisors for several series of the Trust.  The business and other connections of the Officers and Directors of the sub-adviser are listed in their respective Schedules A and D of their ADV Forms as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference.  The subadvisor for Managers First Quadrant Tax-Managers Equity Fund, Managers Fremont Global Fund and Managers
                  Structured Core Fund is First Quadrant, L.P., whose ADV Form file number is 801-51748.  The subadvisor to Managers
                  Fremont Global Fund is Armstrong Shaw Associates, Inc., whose ADV Form file number is 801-20597.  The subadvisor to
                  Managers Fremont Global Fund and Managers International Growth Fund is Jarislowsky, Fraser Limited, whose ADV Form file number is 801-39502.  The subadvisor to Managers Fremont Global Fund, Managers Fremont Micro-Cap Fund and
                  Managers Institutional Fremont Micro-Cap Fund is Kern Capital Management LLC, whose ADV Form file number is
                  801-54766.  The subadvisor to Managers Fremont Global Fund is Northstar Capital Management, Inc., whose ADV Form file number is 801-57639.  The subadvisor to Managers Small Cap Fund is TimesSquare Capital Management, LLC, whose
                  ADV Form file number is 801-63492.  The subadvisor to Managers Real Estate Fund is Urdang Securities Management,
                  Inc., whose ADV Form file number is 801-51733.  The subadvisor to Managers Fremont Bond Fund is Pacific Investment
                  Management Company, LLC, whose ADV Form file number is 801-48187.  The subadvisor to Managers California
                  Intermediate Tax-Free Fund is Evergreen Investment Management Company, LLC, whose ADV Form file number is 801-8327.

Item 27.          Principal Underwriters.

     (a)          Managers Distributors, Inc. acts as principal
                  underwriter for the Registrant. Managers Distributors, Inc.
                  also acts as principal underwriter for Managers AMG Funds,
                  The Managers Funds and Managers Trust II.

     (b)          The following information relates to the directors,
                  officers and partners of Managers Distributors, Inc.:

                  Name and Principal                      Positions and Offices              Positions and
                  Business Address                        with Underwriter                   Offices with Fund
                  - ------------------                    ---------------------              -----------------
                  Nathaniel Dalton                        Director                           None
                  c/o Affiliated Managers
                  Group, Inc.
                  600 Hale Street
                  Prides Crossings, MA 01965

                  Daniel J. Shea                          Director                           None
                  c/o Affiliated Managers
                   Group, Inc.
                  600 Hale Street
                  Prides Crossings, MA 01965

                  John Kingston, III                      Director                           None
                  c/o Affiliated Managers                   and Secretary
                   Group, Inc.
                  600 Hale Street
                  Prides Crossings, MA 01965

                  Peter M. Lebovitz                       President                          Trustee and
                  c/o The Managers Funds LLC                                                    President
                  40 Richards Avenue
                  Norwalk, Connecticut 06854

                  Donald S. Rumery                        Treasurer                          Treasurer and
                  c/o The Managers Funds LLC                                                   Principal
                  40 Richards Avenue                                                           Accounting
                  Norwalk, Connecticut 06854                                                   Officer

     (c)          Not applicable.

Item 28.          Location of Accounts and Records.

                  The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of
                  1940 and the rules thereunder will be kept by the Registrant at the following offices:

     (1)          At the offices of the Registrant at 40 Richards Avenue, Norwalk, Connecticut 06854 and at the offices of the
                  Custodian, The Bank of New York, 100 Church Street, New York, New York 102086 and at the offices of Boston Financial
                  Data Services, Inc., 1776 Heritage Drive, North Quincy, Massachusetts 01171.

     (2)          First Quadrant, L.P., 800 East Colorado Blvd, Suite 900, Pasadena, CA  91101.

     (3)          Armstrong Shaw Associates, Inc., 45 Grove Street, New Canaan, CT  06840

(4)      Jarislowsky, Fraser Limited, 1010 Sherbrooke Street West, Suite 2005, Montreal Quebec, H3A 2R7

(5)      Kern Capital Management LLC, 114 West 47th Street, Suite 1926, New York, NY  10036-1510

(6)      Northstar Capital Management, Inc., 4400 PGA Blvd, Suite 600, Palm Beach Gardens, FL  33410

(7)      TimesSquare Capital Management, LLC, Four Times Square, 25th Floor, New York, NY  10036-9998

(8)      Urdang Securities Management, Inc., 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA  19462

(9)      Pacific Investment Management Company, LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA  92660

(10)     Evergreen Investment Management Company, LLC 200 Berkeley Street, Boston, MA  02116

Item 29. Management Services.

                  There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

Item 30. Undertakings.

     (a)          The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     (b)          The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the
                  Registrant's latest annual report to shareholders upon request and without charge.

EXHIBIT (d)(xiii)

SUBADVISORY AGREEMENT

Attention: __________________

Re:   Subadvisory Agreement

The Managers Small Cap Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs TimesSquare Capital Management, LLC ("Subadvisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus"). The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on [_____], 2004 and shall continue in effect until [_____], 2006. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

THE MANAGERS FUNDS LLC

BY:____________________________________
Peter M. Lebovitz President and CEO

DATE: ________________

Accepted:

BY: ___________________________________

DATE: ______________________

Acknowledged:
Managers AMG Funds

BY:_____________________________________
Peter M. Lebovitz
President

DATE: __________________

SCHEDULES: A. Fee Schedule.

SCHEDULE A
SUBADVISOR FEE

For services provided to the Fund Account, The Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 1.00 % of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

EXHIBIT (o)(xiv)

CODE OF ETHICS

TIMESSQUARE CAPITAL MANAGEMENT, LLC

(Effective November 19, 2004)

I. Statement of General Principles

This Code of Ethics (the "Code") is based on the principle that the employees, officers and directors of TimesSquare Capital Management, LLC (the "Adviser") owe a fiduciary duty to all Clients to conduct their personal securities transactions and other activities in a manner which does not interfere with investment transactions or otherwise take unfair advantage of their relationship to Clients. All employees must adhere to this general principle as well as comply with federal securities laws and the specific provisions set forth herein. It bears emphasis that technical compliance with these provisions will not automatically insulate from scrutiny transactions and activities that show a pattern of compromise or abuse of the individual's fiduciary duties to Clients. Accordingly, all employees, officers and directors must seek to avoid any actual or potential conflicts between their personal interests and the interest of our Clients. In sum, all employees, officers and directors shall place the interests of our Clients before our personal interests.

The purpose of the Code is to establish procedures consistent with Rule 204A-1 of the Investment Advisers Act of 1940, Rule 17j-1 of the Investment Company Act of 1940 (the "Act"), and the Securities Exchange Act of 1934. Accordingly, no Access Person shall --

1. Employ any device, scheme or artifice to defraud;

2. Make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

3. Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person; or

4. Engage in any manipulative practice.

The Chief Compliance Officer of the Adviser is responsible for ensuring that employees of the Adviser understand the Code. The Chief Compliance Officer should encourage employees to discuss questions of business ethics or practices at any time they arise and to surface potential questions before any action is taken in order to prevent problems from developing. The Chief Compliance Officer shall review the adequacy of the Code and the effectiveness of its implementation at least annually.

II. General Definitions

A. "Access Person" means any director, officer, member, employee or "Advisory Person" of the Adviser.

B. "Advisory Person" means (1) any employee of the Adviser or of any company in a Control relationship to the Adviser, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an Investment Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any natural person in a Control relationship, or deemed by the Chief Compliance Officer to be in a control relationship, to the Adviser who obtains information concerning the recommendations made to an Investment Company with regard to the purchase or sale of a security.

C. "Affiliated Mutual Fund" means any registered open-end investment company advised or sub-advised by the Adviser or an affiliate of the Adviser.

D. "Beneficial Ownership" generally means that employees will be deemed to have ownership of Covered Securities in the accounts of their spouses, dependent relatives, members of the same household, trustee and custodial accounts or any other account in which they have a financial interest or over which they have investment discretion. Exhibit A defines Beneficial Ownership in greater detail.

E. "Chief Compliance Officer" of the Adviser means Mark J. Aaron.

F. "Client" means any corporate, advisory, investment company (registered under the Act or otherwise) or other account managed by, or as to which investment advice is given by, the Adviser.

G. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

H. "Covered Securities" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, shares of closed-end mutual funds, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil and gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, non-bank certificate of deposit, or any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security".

"Covered Securities" do not include - direct obligations issued by the Government of the United States; bankers' acceptances; bank certificates of deposit; commercial paper and high quality short-term debt instruments, including repurchase agreements; shares of a Control affiliate sponsored registered open-end money market fund; and shares of registered open-end investment company (mutual fund)

I. "Equivalent Covered Securities" means any security that has substantial economic relationship to another Covered Security. This would include, among other things, (1) a Covered Security that is convertible into another Covered Security, (2) with respect to an equity Covered Security, a Covered Security having the same issuer (including a private issue by the same issuer) and any derivative, option or warrant relating to that Covered Security and (3) with respect to a fixed-income Covered Security, a Covered Security having the same issuer, maturity, coupon and rating, any derivative, option or warrant relating to that Covered Security.

J. "Federal Securities Laws" means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the Commission under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of the Treasury.

K. "Investment Company" means a company registered as such under the Act or any series thereof for which the Adviser is an investment adviser.

L. "Material, Non-Public Information" means, generally, any information that is not generally available to the investing community that might reasonably be expected to affect the market value of Covered Securities or influence investor decisions to buy, sell or hold Covered Securities.

M. "Personal Covered Securities Transactions" means any personal purchase or sale of a Covered Security on behalf of an account(s) in which an Access Person has direct or Beneficial Ownership.

N. "Purchase or Sale" means any contract or agreement, including the writing of an option, to purchase or sell a Covered Security.

III. A. Applicability

The Code applies to all Access Persons, including part-time employees. Temporary personnel and consultants are subject to the same provisions of this policy as full-time employees.

B. Dissemination and Acknowledgment of the Code

The following procedures pertain to dissemination and acknowledgment of receipt of the Code.

1. The Chief Compliance Officer shall oversee the dissemination and affirmation of the Code to all Access Persons.

2. The Chief Compliance Officer shall ensure that each new full and part-time employee of the Adviser receives, upon employment, a copy of the Code and the Affirmation/Disclosure Statement. The employee shall execute and return the Affirmation/Disclosure Statement, attached hereto as Exhibit B, to the Chief Compliance Officer.

Hiring managers shall be responsible for ensuring that temporary personnel and consultants receive a copy of the Code and execute the Affirmation/Disclosure Statement.

3. Access Persons are required to certify at least annually using the Affirmation/Disclosure Statement that:

(i) they have read and understood the Code;
(ii) they recognize that they are subject to the Code;
(iii) they have complied with the requirements of the Code;
(iv) they have disclosed or reported all Personal Covered Securities Transactions required to be disclosed or reported pursuant to the requirements of the Code.

IV. Prohibited and Restricted Personal Covered Securities Transactions by Access Persons

A. Initial Public Offerings

No Access Person may acquire any Covered Securities in an initial public offering. However, there may be circumstances where investments may be permitted, provided they do not represent conflict of interest, or even the appearance of a conflict of interest. An example may be shares issued by mutual banks and insurance companies that specifically allocate shares to existing customers. In such cases, the Chief Compliance Officer shall be consulted.

B. Private Placements

An Access Person may not acquire any private placement security without express prior approval by the Chief Compliance Officer.

Access Persons who have been authorized to acquire a private placement security must disclose that investment to the Chief Compliance Officer when the Access Person plays a part in any subsequent consideration of an investment by a Client in the issuer of the private placement. In such circumstances, a decision to purchase securities of the issuer for a Client will be subject to an independent review by appropriate personnel with no personal interest in the issuer.

C. Blackout Periods

Except as provided in Section F below, Access Persons are prohibited from executing a transaction in a Covered Security (1) on any day during which any Client has a pending "buy" or "sell" order in the same or an equivalent Covered Security, (2) within seven calendar days before or after a Client trades in the same or an equivalent Covered Security or (3) which is being considered for purchase or sale.

A "pending 'buy' or 'sell' order" exists when a decision to purchase or sell a Covered Security has been made. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

D. Short-Term Trading Profits

Except as provided in Section F below, Access Persons are prohibited from profiting from a purchase and sale, or sale and purchase, of the same or an equivalent Covered Security (including the securities of Affiliated Mutual Funds) within any 60 calendar day period. The 60-day period is determined on the last in, first-out basis. If trades are effected during the proscribed period, any profits realized on such trades may be required to be disgorged to a charity approved by the Chief Compliance Officer. Transactions resulting in breakeven or losses are not subject to the 60-day prohibition.

E. Preclearance

Except as provided in Section F below, Access Persons must preclear all personal Covered Securities transactions with the Chief Compliance Officer. A pre-clearance form is attached hereto as Exhibit C.

All precleared orders must be executed by the end of the calendar day preclearance is granted. If any order is not timely executed, a request for preclearance must be resubmitted.

The provisions of this Section prohibit all Access Persons from entering limit orders in their personal accounts unless their broker-dealer is further instructed that the order is only good until the end of that calendar day. The provisions of this Section prohibit all Access Persons from entering good-till-cancel orders in their personal accounts.

Access Persons are permitted to execute trades on-line. However, trades entered on-line after the close of business will not be executed until the following business day. Therefore, the employee must provide backup documentation to the Chief Compliance Officer evidencing the entry date of the transaction (which should coincide with the date of the pre-clearance).

F. Exempted Transactions

1. The following transactions will be exempt from the provisions of Preclearance, Blackout Periods, and Short-Term Trading Profits above:

a. Purchases or sales of Covered Securities effected in any personal account over which the Access Person has no direct or indirect influence or control or in any account of the Access Person which is managed on a discretionary basis by a person other than such Access Person and with respect to which such Access Person does not in fact influence or control such transactions.

b. Purchases or sales of Covered Securities which are non-volitional on the part of the Access Person.

c. Purchases that are made by reinvesting cash dividends pursuant to an automatic dividend reinvestment program ("DRIP") (this exception does not apply to optional cash purchases or to the decision to begin or stop participating in a DRIP).

2. The prohibitions of Section IV(C) (Blackout Periods) and IV(D) (Short-Term Trading Profits) will not apply to the following (but preclearances and reporting will still be required):

a. "De minimis" Transactions - Any equity Covered Securities transaction, or series of related transactions effected over a 30 calendar day period, involving 500 shares or less in the aggregate, if (i) the Access Person has no prior knowledge of activity in such security by a Client, (ii) the issuer is listed on a major securities exchange (including, but not limited to NYSE and AMEX) or the NASDAQ National Market and has a market capitalization (outstanding shares multiplied by the current price per share) greater than $2 billion (or a corresponding market capitalization in foreign markets), and (iii) Adviser-managed portfolios in the aggregate own less than 1% of the outstanding equity shares of the issuer.

b. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer.

c. Purchases or sales of Covered Securities which receive the prior approval of the Chief Compliance Officer (such person having no personal interest in such purchases or sales), based on a determination that no abuse is involved and that such purchases and sales are not likely to have any economic impact on a Client or on its ability to purchase or sell Covered Securities of the same class or other Covered Securities of the same issuer.

3. The prohibitions of Section IV(C) (Blackout Periods) and IV(D) (Short-Term Trading Profits) do not apply to the following. Preclearances are not required:

a. Any transaction in index securities (e.g. NASDAQ 100 - QQQ), including options thereon, effected on a broad-based index. Individual securities included in an index are not covered by this exception.

V. Opening and Maintaining Broker-Dealer Accounts by Access Persons

Access Persons must disclose all broker-dealer accounts in which there is direct or Beneficial Ownership to the Chief Compliance Officer. When opening new accounts, the Chief Compliance Officer shall be notified prior to effecting any trades in the new account(s). A Certification of Brokerage Accounts is attached hereto as Exhibit F.

In addition, Access Persons must supply the Chief Compliance Officer with a written statement to be sent to the broker-dealer(s) authorizing the broker-dealer to send duplicate copies of transaction confirmations and periodic statements for all accounts directly to the Compliance Department. A Brokerage Confirmation Request Letter is attached hereto as Exhibit G.

Access Persons must notify the Chief Compliance Officer when broker-dealer account ownership changes occur and when accounts are closed.

VI. Reporting of Personal Covered Securities Transactions and Post-Trade Review

A. Access Persons are required to direct their broker-dealers to supply to the Chief Compliance Officer, on a timely basis, duplicate copies of confirmations of all Personal Covered Securities Transactions (including securities transactions in Affiliated Mutual Funds) and copies of periodic statements for all accounts in which the Access Person has a direct or Beneficial Ownership interest. Compliance with this Code requirement will be deemed to satisfy the transaction reporting requirements imposed by applicable securities laws provided the duplicate confirmations are submitted within 30 days of the calendar quarter-end.

Any transactions in Covered Securities (including securities in Affiliated Mutual Funds) not executed through a broker-dealer must be reported quarterly to the Chief Compliance Officer within 30 calendar days of the end of the quarter. A Personal Securities Transaction Report is attached hereto as Exhibit D.

B. The Chief Compliance Officer or other compliance personnel designated by him will periodically review and monitor the personal investment activity of all Access Persons and all reports and/or brokerage confirmations and statements filed with the Adviser in accordance with the Code.

VII. Disclosure of Personal Holdings of Covered Securities Required for Access Persons

Within 10 calendar days of employment, and thereafter on an annual basis, all Access Persons must disclose all personal Covered Securities holdings (including securities holdings in Affiliated Mutual Funds) in which the Access Person has direct or Beneficial Ownership. The information provided must be current as of a date no more than 45 days before the individual becomes an access person or before the annual holdings report is submitted. Compliance with the annual disclosure requirement may be satisfied by periodic broker-dealers' statements sent directly to the Chief Compliance Officer. Covered Securities (including securities in Affiliated Mutual Funds) not included in broker-dealers' reports must be reported separately to the Chief Compliance Officer using the Security Holdings form attached hereto as Exhibit E.

VIII. Prohibitions Against Transactions Based on Material, Nonpublic Information

No Access Person will cause a purchase or sale of a Covered Security to be made for a Client or a personal account while in possession of material, nonpublic information with respect to the issuer of such Covered Security. You must be careful to avoid any impropriety, or even the appearance of an impropriety, in all investment transactions.

A. Communications. At all times, Access Persons must be aware that any information which is considered or suspected to be material and/or nonpublic should not be disclosed to anyone who does not have a business need to know such information, and any recipient of such information must be made aware that the information is material and nonpublic.

B. Files. Release of any materials which may contain material, nonpublic information (or conclusions or opinions based thereon) is only allowed on a need-to-know basis.

C. Other Disclosures. Access Persons should also exercise diligence in other areas where the possibility exists that material, nonpublic information may be inadvertently disclosed to anyone who does not have a need to know. For example, documents should not be left in conference rooms, or on copy or fax machines. Care should be taken to properly file or discard documents.

D. Restricted List. The Restricted List is maintained by the Chief Compliance Officer. This list includes issuers as to which material, nonpublic information has been received by Access Persons. It also identifies issuers as to which the release of such information violates contractual restrictions. In addition, it includes those issuers, the trading of whose securities is limited by other policy or legal considerations. The Restricted List is distributed to all traders, portfolio managers and analysts of public securities, persons responsible for private secondary market trading, and others as determined by the Chief Compliance Officer.

If any individual believes that he or she is in possession of material, nonpublic information with respect to an issuer having publicly traded securities outstanding, he or she must immediately advise the Chief Compliance Officer of the fact so that the name can be added to the Restricted List. If the individual is uncertain as to the materiality of the information, he or she should immediately meet with the Chief Compliance Officer to review the information and make a determination if it is appropriate to add the issuer to the Restricted List. If there is any doubt, the issuer will be placed on the Restricted List while the issues are reviewed by a higher level of management. An issuer placed on the Restricted List because of material, nonpublic information will not be removed from such List until the information which resulted in the issuer being placed on such List is no longer material or is now public.

No transaction will be made in a Covered Security for the account of a Client or any Access Persons receiving the Restricted List, the issuer of which is on the Restricted List, unless such transaction has been approved by the Compliance Department.

Additional requirements for personal trading in the securities of Affiliated Managers Group, Inc. (AMG) have been adopted by AMG for affiliates (including TimesSquare Capital Management, LLC) and their employees, officers and directors. These procedures can be found in the AMG Policy Regarding Special Trading Procedures (the "AMG Policy") which has been received and acknowledged by all Access Persons. See the AMG Policy for an expanded discussion of the term "material, non-public information".

IX. Reporting of Violations

If a person who is subject to this Code becomes aware of a violation of the Code, the individual is required to report it to the Chief Compliance Officer promptly. It is the Firm's policy to investigate the potential violation promptly and confidentially. Retaliation against the individual who reports a violation is prohibited and constitutes a further violation of the Code.

X. Gifts

A. Access Persons and household members thereof are prohibited from giving or receiving any gift, or any series of gifts within a calendar year, of more than $50 in value to or from any person or entity that does business with the Adviser or on behalf of a Client. Occasional business meals or entertainment (theatrical or sporting events, etc.) are not defined as "gifts" and are permitted so long as they are not excessive in number or cost and the host is present at the event.

Gifts include prizes sponsored by or paid for by broker-dealers, investment bankers, correspondents, and other intermediaries, or investments of any amount, as well as any other property, service or thing of value (such as tickets, admission or entrance fees, meals, entertainment, transportation or lodging). Receipt or giving of gifts in the form of cash, checks, and gift certificates is prohibited.

B. In general, the Adviser will be responsible for all business travel expenses incurred by its employees which are consistent with corporate travel policy. As a matter of policy, the Adviser does not allow sponsors of trips who are broker-dealers or issuers of Covered Securities, or other investable assets, to pay for travel or lodging expenses for our employees.

Exceptions to this policy can be granted by the Chief Compliance Officer if the trip sponsor arranges for group travel or lodging which is not available through normal commercial channels for the convenience of the group (e.g. charter flights) or is a de minimis expense to the sponsor because of the nature of its business (e.g. airline or hotel companies). In both of these cases, it should be clear that the sponsor is paying for reasons of convenience rather than to curry favor.

XI. Corporate Directorships and Other Business Relationships

In order that even the appearance of impropriety be avoided, it is important that Adviser Access Persons not be involved in investment decisions which relate to other business enterprises of which they are "insiders." For purposes of this policy, a person is an "insider" of a business enterprise if he or she is one of its directors or officers, or otherwise has a confidential relationship with it, or has a beneficial ownership of 1% of its voting stock. A regulated investment company is not a business enterprise for this purpose.

Adviser Access Persons should make written disclosure of any insider relationships to the Compliance Department. No new insider relationships should be accepted without the written approval of the Chief Compliance Officer. The continuation of any insider relationship is at the discretion of the Chief Compliance Officer and is to be terminated upon request.

XII. Investigations

The Chief Compliance Officer will make a determination from the reports of Covered Securities personal transactions, the annual Affirmation/Disclosure Statements, and from any other situations brought to his attention, or of which he is aware, whether a violation or possible violation, of this Code has occurred. The Chief Compliance Officer will thoroughly investigate each violation or possible violation. Such investigative procedures shall include notification to the Chief Executive Officer of the Adviser of the violation or possible violation, and discussion of the violation or possible violation with the employee to determine whether the procedures set forth in the Code were followed. Each investigation will be properly documented, including the name of the employee, the date of the investigation, identification of the violation or possible violation, and a summary of the disposition. The file kept on such investigation shall include all underlying records.

The Chief Compliance Officer will report his findings in writing to the Chief Executive Officer of the Adviser. The decision as to whether a violation has occurred will be subject to review by the Chief Executive Officer.

XIII. Sanctions for Personal Trading Violations

The Chief Executive Officer of the Adviser shall be responsible for determining whether it is appropriate to impose sanctions or take other actions against the employee. The Chief Executive Officer shall make such determination in light of all relevant facts and circumstances, including the nature and seriousness of the violation, the extent to which the violation reflects a willful disregard of the employee's responsibilities under the Code and the employee's past history of compliance or non-compliance with the Code. Such sanctions or other actions may include, but are not limited to, one or more of the following:

o Warning (verbal or written);
o Reprimand;
o Reassignment of duties;
o Suspension of activities (e.g., your ability to trade for personal accounts);
o Request the employee to sell the security in question and disgorge all profits to a charity;
o Require the trade to be broken (if not too late);
o Monetary fine (e.g., including a reduction in salary or bonus);
o Suspension or termination of employment; or
o A combination of the foregoing.

XIV. Records

The Adviser shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f)(1) under the Act and shall be available for examination by representatives of the Commission:

A. A copy of the Code and any other code of ethics which is, or at any time within the past five (5) years has been, in effect shall be preserved in an easily accessible place;

B. A record of any violation of the Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five (5) years following the end of the fiscal year in which the violation occurs;

C. A copy of each report made by, or brokerage confirmation and statement filed on behalf of, an Access Person pursuant to the Code shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which it is made, the first two (2) years in an easily accessible place;

D. A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to the Code or who are or were responsible for reviewing the reports, shall be maintained in a easily accessible place;

E. Records evidencing prior approval of, and the rationale supporting, an acquisition by an Access Person of Covered Securities in an initial public offering or private placement shall be preserved for a period of not less than five (5) years from the end of the fiscal year in which the approval is granted;

F. A record of all written acknowledgements of receipt of the Code and amendments for all persons who are or within the past five (5) years were employees shall be preserved for five (5) years after the individual ceases to be an employee; and

G. A copy of all written annual reports provided by the Adviser in accordance with paragraph (c)(2)(ii) of Rule 17j-1 under the Act for a period of five (5) years following the end of the fiscal year in which they are made, the first two (2) years in an easily accessible place.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 5th day of January, 2005.

MANAGERS TRUST I

BY: /s/ Donald S. Rumery
____________________________
Donald S. Rumery
Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Trustee	December 30, 2004
Jack W. Aber
*	Trustee	January 5, 2005
William E. Chapman, II
*	Trustee	January 5, 2005
Edward J. Kaier
*	Trustee	January 5, 2005
John Kingston, III
*	Trustee	January 5, 2005
Steven J. Paggioli
*	Trustee	January 5, 2005
Eric Rakowski
*	Trustee	January 5, 2005
Thomas R. Schneeweis
*	President and Trustee	January 5, 2005
Peter M. Lebovitz	(Principal Executive Officer)
*	Chief Financial Officer	January 5, 2005
Galan G. Daukas	(Principal Financial Officer)
/s/ Donald S. Rumery	Treasurer	January 5, 2005
Donald S. Rumery	(Principal Accounting Officer)

*By Donald S. Rumery pursuant to Power of Attorney.